UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09455
Nuveen New Jersey Quality Municipal Income Fund
(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: Date: February 29
Date of reporting period: February 29, 2020
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

29 February 2020

# Nuveen Municipal Closed-End Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter
to Shareholders

Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. The extreme “social distancing” efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand remain significantly disrupted. However, the full economic impact remains to be seen. The number of confirmed cases is still accelerating in the U.S. and other parts of the world, and previous epidemics offer few parallels to today’s situation. The spike in market volatility during March reflected great uncertainty, and while conditions have stabilized to some degree, we expect that large swings in both directions are likely to continue until there is more clarity.
While we do not want to understate the dampening effect on the global economy, differentiating short-term interruptions from the longer-lasting implications to the economy may provide opportunities. Some areas of the global economy were already on the mend prior to the coron-avirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional aid will likely be approved in the months ahead.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
April 22, 2020

Portfolio Manager’s Comments

Nuveen New Jersey Quality Municipal Income Fund (NXJ)
Nuveen New Jersey Municipal Value Fund (NJV)
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
Nuveen Pennsylvania Municipal Value Fund (NPN)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio manager Paul L. Brennan, CFA, reviews U.S. economic and market conditions, key investment strategies and the twelve-month performance of the Nuveen New Jersey and Pennsylvania Funds. Paul assumed portfolio management responsibility for these four Funds in 2011.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended February 29, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the coronavirus pandemic. With large portions of the economy shut down, companies closing either temporarily or permanently, and nearly half of the U.S. population asked to stay home (as of March 2020, subsequent to the close of this reporting period), the economy is expected to show a deep contraction in the first quarter of 2020 and a dramatic increase in unemployment in the coming months.
In this twelve-month reporting period, however, the coronavirus had not yet had an impact on domestic economic indicators. Overall, economic growth remained steady over this reporting period. In the fourth quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 2.1%, according to the “second” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. In the final months of the year, the economy was boosted by moderate consumer spending, along with positive contributions from government spending and trade, which offset weakness in business investment. For 2019 as a whole, U.S. GDP grew 2.3%, a decline from 2.9% in 2018 and the slowest pace since 2016.
Consumer spending, the largest driver of the economy, remained well supported in this reporting period by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.5% in February 2020 from 3.8% in February 2019 and job gains averaged around 194,000 per month for the past twelve months. As the jobs market has

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
tightened, average hourly earnings grew at an annualized rate of 3.0% in February 2020. However, inflation remained subdued. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 2.3% over the twelve-month reporting period ended February 29, 2020 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.9% year-over-year in January 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.6% and 3.1%, respectively.
As data pointed to slower momentum in the overall economy, the U.S. Federal Reserve (Fed) left rates unchanged throughout the first half of 2019 then cut rates by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging coronavirus risks. (Subsequent to the end of this reporting period and in response to the COVID-19 outbreak, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion in direct payments to Americans, an expansion of unemployment insurance and loans to large and small businesses.)
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns as the reporting period was closing. Equity and commodity markets sold-off and safe-haven assets rallied as China and other countries initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility.
Prior to the virus outbreak, markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the European Union (EU), Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 outbreak has since upended those assumptions.
The U.K. officially left the EU on January 31, 2020. After former Prime Minister Theresa May was unable to secure a Brexit deal by the original March 29, 2019 deadline, she resigned as of June 7, 2019. When her successor, Boris Johnson, failed to meet the EU’s first deadline extension of October 31, 2019, the EU approved a “flextension” to January 31, 2020. The Conservative Party won a large majority in the December 2019 general election and Parliament passed the Brexit Bill days later, facilitating the U.K.’s exit at the end of January 2020. Britain must now redefine its relationship with the EU during the 11-month transition period.
Investors also remained watchful of local political dynamics around the world. In Italy, the prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance. Europe’s traditional centrist parties lost seats in the May 2019 Parliamentary elections and populist parties saw marginal gains. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey. Anti-government protests erupted across Latin America, Hong Kong and Lebanon during 2019. Venezuela’s economic and political crisis deepened. Argentina surprised the market with the return of a less market-friendly administration. Brazil’s Bolsonaro administration achieved a legislative win on pension reform and kept the economy on a path of modest growth. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
Municipal bonds delivered strong performance over the twelve-month reporting period. The significant decline in interest rates was the main driver of higher municipal bond prices, with positive technical and fundamental conditions also supporting credit spread tightening. Signs that the economy’s momentum was slowing, a more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility drove interest rates considerably lower over the reporting period. The U.S. Treasury market began pricing coronavirus risk toward the very end of the reporting period, with a steep fall in yields, but the municipal market registered a relatively smaller move at the time. The U.S. Treasury yield curve flattened overall, with a portion of the curve temporarily inverting from late August 2019 to late September 2019. The municipal yield curve also flattened overall, as yields on longer maturities fell more than those of shorter maturities. Despite concerns about the broader economic outlook, credit conditions remained favorable for municipal credits. State tax revenues have increased across the 50 states and a healthy housing market added to local government tax revenues. Defaults in 2019 were mainly confined to idiosyncratic situations.
Municipal bond gross issuance nationwide remained robust in this reporting period. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance increased meaningfully in 2019. The Tax Cut and Jobs Act of 2017 prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs.
Demand for municipal bonds was robust in this reporting period, with consistently positive cash flows into municipal bond funds in calendar year 2019 and the first two months of 2020. (Fund flows turned more volatile after the close of the reporting period as markets began to assess the coronavirus impact.) Low interest rates in the U.S. and globally have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds in 2019 to date, especially in states with high income and/or property taxes.

Portfolio Manager’s Comments (continued)
How were the economic and market environments in New Jersey and Pennsylvania during the twelve-month reporting period ended February 29, 2020?
New Jersey’s economy is improving but continues to trail peers. Several characteristics position the state to do quite well, such as its proximity to New York City’s extensive job market, a shoreline along the Atlantic coast that benefits from a strong tourism industry and two large transportation hubs in the Port of New York and New Jersey and Newark airport. However, for years following the recession, the state’s recovery fell short of many of its peers. New Jersey had the slowest job growth rate in the Northeast until the middle of 2015. In 2019, most major industries reported job gains, led by education and health services, professional and business services, trade, transportation and utilities, and leisure and hospitality, while the information and financial sectors lost jobs. In June 2019, New Jersey’s unemployment rate fell below the national average for the first time in more than two years. However, it has risen in recent months and as of February 2020, the state’s unemployment rate registered 3.8%, slightly higher than the national rate of 3.5%. The sluggishness of the state’s recovery exacerbated fiscal pressures caused by growing pension, health care and debt service payments. In the proposed Fiscal Year 2021 budget, expenditures on these three line items constitute 25% of expenses, despite efforts to reduce health care costs in recent years. The $4.6 billion pension payment in the Fiscal Year 2021 budget proposed by Governor Murphy funds only 80% of the actuarially recommended contribution. New Jersey continues to be challenged by a structural budget gap and low reserves. For the third year in a row, the governor proposed implementing a millionaire’s tax to raise revenues. Positively, the budget proposes a $300 million deposit to the state’s rainy day fund, the second deposit in two years, after more than a decade without funding. For the state of New Jersey, its Fiscal Year end is June 30, 2020, although, subsequent to the close of this reporting period, the state is planning to extend the Fiscal Year to September 30, 2020, in order to give the state more time to pass a budget for Fiscal Year 2021. Due to the COVID-19 crisis, the state’s budget will be impacted to a varying degree as tax receipts are reduced and the expense to fight the virus increases. The state carries an A- rating by S&P, A3 by Moody’s and A by Fitch, all with stable outlooks.
Pennsylvania has the sixth-largest economy among U.S. states, measured by a 2018 gross domestic product of $783 billion. Year-over-year job growth slowed in 2019 to 0.7%, down from 1.1% for 2018. The unemployment rate for the Commonwealth was 4.7% as of February 2020, compared to a national rate of 3.5%. Pennsylvania’s economy is fairly stable, which tends to track the national economy but with less volatility. During periods of national economic contraction, Pennsylvania will outperform the U.S. in areas such as growth in real personal income and employment. However, during periods of economic expansion, Pennsylvania will often lag the rate of growth of the national economy. The education and health care sectors represent an outsized 21.2% of total employment in the Commonwealth, compared with 15.9% for the nation. Approximately two-fifths of the net new jobs in the state are related to the health care industry. An aging population is driving this demand. Pennsylvania’s population is the seventh oldest in the U.S., as measured by the share of residents aged 55 and older. The aging population, coupled with very slow population growth in the state, will likely have negative implications for long-term job growth, overall economic performance and state revenues. Pennsylvania’s financial profile is weaker than most states. The Commonwealth has a history of late budget passage and structural deficits. The state has relied heavily on one-time revenue sources and borrowing to fund its increased spending. In 2018, the state issued almost $1.7 billion of deficit financing to plug part of its Fiscal Year 2017 budgetary gap of $3.2 billion. The state closed Fiscal Year 2018 with a modest operating surplus, enabling it to deposit $22 million into its rainy day fund. This was the first deposit to the rainy day fund since the recession. Fiscal Year 2019 also closed with a small general fund surplus of $22 million. On a budgetary basis, Pennsylvania’s 2019 year-end general fund balance, including its rainy day fund, was a narrow 1.27% of that year’s revenues. Fiscal Year 2020 year-to-date general fund collections are 1.2% above estimate, through the month of February 2020. The Governor’s proposed Fiscal Year 2021 budget totals $36.1 billion, an increase of 4.2% over the prior year. The budget is balanced with no increases in taxes. For the state of Pennsylvania, its Fiscal Year end is June 30, 2020. Due to the COVID-19 crisis, the state’s budget will be impacted to a varying degree as tax receipts are reduced and the expense to fight the virus increases. As of February 2020, Pennsylvania’s general obligation (GO) debt was rated Aa3 by Moody’s and A+ by S&P.
What key strategies were used to manage these Funds during the twelve-month reporting period ended February 29, 2020?
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state’s personal income tax. The Funds may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state’s income tax if, in the Sub-Adviser’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Funds invest in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax.
Municipal bonds performed well in this reporting period as valuations benefited from the falling interest rate environment and favorable technical supply-demand conditions. The municipal bond market experienced historically robust demand in the reporting period, particularly in high tax states such as California, New York and New Jersey, that exceeded the moderate pace of issuance. The new limits on state and local tax, or SALT, deductions resulted in larger than expected tax burdens for some high income taxpayers, driving demand for the tax benefits offered by municipal bonds. The New Jersey and Pennsylvania municipal markets outperformed the national market over this reporting period, as measured by their respective state S&P Municipal Bond Indexes.
Our trading activity continued to focus on pursuing the Funds’ investment objectives. We continued to seek bonds in areas of the market that we expected to perform well as the economy continued to improve. Trading activity was somewhat lighter during this reporting period as the Funds were well positioned for the environment and the opportunities offered by the marketplace in the low interest rate environment were less appealing. Sector and credit quality positioning remained stable across the Funds, while we allowed their durations to drift slightly lower over the reporting period. In New Jersey, the Funds added health care, higher education, transportation and local general obligation (GO) bonds. Both Pennsylvania Funds bought single-family housing, health care, higher education and utilities bonds. NPN also added a water and sewer credit. We continued to limit the Funds’ exposure to each state’s GO bonds due to concerns about their fiscal health. To fund these purchases, we reinvested the proceeds primarily from called and maturing bonds.
NJV and NPN held more exposure to bonds with 2019 call dates than NXJ and NQP. As we sought to diversify call risk in NJV and NPN, we sold some of these bonds. The Funds also experienced an elevated level of refundings in their portfolios during calendar years 2018 and 2019. The two Funds were launched in 2009 when interest rates were higher and redemptions of bonds callable in 2019 was elevated in the low interest rate environment. While the bulk of this call activity is now behind NVJ and NPN, we should note that these trades have had a short-term negative impact on the two Funds’ earnings, as the older bonds, which were issued when prevailing interest rates were higher, are being replaced with the lower yielding bonds available in the current market.
As of February 29, 2020, the four Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, the four Funds used U.S. Treasury futures and NXJ also used interest rate swaps as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. The hedging strategies performed as expected given the direction

Portfolio Manager’s Comments (continued)
of interest rates during the reporting period. Although the Treasury futures detracted modestly from performance due to falling interest rates during this reporting period, they enabled the Funds to invest in longer duration bonds that were key contributors to performance and that helped support the Funds’ dividends. The forward interest rate swap positions were eliminated from NXJ prior to the end of the reporting period. The forward interest rate swaps had a negligible impact on the Fund’s performance during the reporting period.
How did the Funds perform during the twelve-month reporting period ended February 29, 2020?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended February 29, 2020. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes.
For the twelve-month reporting period ended February 29, 2020, the total returns on common share NAV for all four Funds outperformed the national S&P Municipal Bond Index and their respective state’s S&P Municipal Bond Index.
Given the substantial decline in interest rates, duration and yield curve positioning drove much of the Funds’ relative outperformance in the reporting period. The Funds’ longer overall durations and emphasis on intermediate and longer maturity bonds were advantageous as yields on the long end of the yield curve fell by a larger magnitude than yields on the shorter end.
The Funds’ credit quality positioning also contributed positively to performance, although to a lesser extent than duration and yield curve positioning. All four Funds held heavy allocations to lower rated, higher yielding bonds, particularly single A and BBB rated credits, as well as modest exposure to below investment grade bonds. The lower rated segments outperformed in this reporting period as investor demand for yield remained strong and credit conditions remained favorable.
Sector performance largely followed along credit quality lines, with the best performing sectors being those that include a higher proportion of lower rated bonds. The New Jersey Funds benefited from their allocations to the health care, housing and toll roads sectors, as well as New Jersey tobacco settlement bonds. For the Pennsylvania Funds, allocations to the health care, higher education, housing and toll road sectors were the most advantageous to performance. Least helpful to performance across the four Funds were the exposures to higher credit quality sectors such as local GOs (including county, city and school district issues) and pre-refunded bonds. The short maturities of pre-refunded bonds also contributed to their performance lag in this reporting period. Additionally, the four Funds employed U.S. Treasury futures as part of their duration management strategies (as mentioned in the key strategies discussion), which had a slightly negative impact on the total return performance of the Funds.
In addition, the use of regulatory leverage was a factor affecting the performance of NXJ and NQP. NJV and NPN do not use regulatory leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
The COVID-19 coronavirus pandemic has delivered a shock to the global economy. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen.

Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets began to sell off severely, reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered, below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note below 1% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand while Saudi Arabia and Russia engaged in a price war.
Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, but volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
After the end of the reporting period, the performance of each of the Funds in this report was negatively impacted by these events. Prices of municipal securities fell, which caused the leverage ratios of NXJ and NQP to increase markedly. After the U.S. Government took several actions to support the economy and the securities markets, those markets have largely normalized since the worst of the market dislocation in late March 2020, and bond prices have mostly recovered. However, it is possible that similar market dislocations will recur as the COVID-19 pandemic and society’s response to it plays out.
Additionally, the economic disruption caused by the COVID-19 pandemic is also very likely to negatively impact the state and local budgetary matters described earlier in the report, with states and localities being more likely to run budget deficits (or larger deficits) during the period of economic contraction stemming from the COVID-19 pandemic.
Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows after the 2007-2009 financial crisis, which has contributed to a reduction in common share net income and long-term total return potential, leverage nevertheless continues to provide the opportunity for incremental common share income. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and volatility previously described.
Leverage from issuance of preferred shares had a positive impact on the performance of NXJ and NQP over the reporting period. The use of leverage through inverse floating rate securities had a positive impact on the performance of the Funds over the reporting period. Subsequent to the close of the reporting period, the outbreak of the COVID-19 pandemic led to a significant downturn in global economies and capital markets. As security prices fell, each Fund’s use of leverage impacted total returns negatively.
As of February 29, 2020, the Funds’ percentages of leverage are as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Effective Leverage*	37.22%	6.47%	38.07%	4.27%
Regulatory Leverage*	30.64%	0.00%	26.22%	0.00%

*  Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of February 29, 2020, the following Funds have issued and outstanding preferred shares as shown in the accompanying table. As mentioned previously, NJV and NPN do not use regulatory leverage.

	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares Issued at	Shares Issued at
	Liquidation Preference	Liquidation Preference	Total
NXJ	$313,900,000	$—	$313,900,000
NQP	$217,500,000	$—	$217,500,000

*  Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.
** Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.
Refer to Notes to Financial Statements, Note – 5 Fund Shares, Preferred Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of February 29, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NXJ	NJV	NQP	NPN
March 2019	$0.0545	$0.0450	$0.0505	$0.0405
April	0.0545	0.0450	0.0505	0.0405
May	0.0545	0.0450	0.0505	0.0405
June	0.0545	0.0450	0.0505	0.0405
July	0.0545	0.0450	0.0505	0.0405
August	0.0545	0.0450	0.0505	0.0405
September	0.0545	0.0410	0.0505	0.0380
October	0.0545	0.0410	0.0505	0.0380
November	0.0545	0.0410	0.0505	0.0380
December	0.0515	0.0375	0.0505	0.0380
January	0.0515	0.0375	0.0505	0.0380
February 2020	0.0515	0.0375	0.0505	0.0380
Total Distributions from Net Investment Income	$0.6450	$0.5055	$0.6060	$0.4710
Total Distributions from Long-Term Capital Gains*	$0.0104	$0.0000	$0.0000	$0.0158
Total Distributions	$0.6554	$0.5055	$0.6060	$0.4868

Yields
Market Yield**	4.20%	3.22%	4.19%	3.11%
Taxable-Equivalent Yield**	8.65%	6.65%	7.46%	5.52%

*  Distribution paid December 2019.
** Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 51.6% and 43.9% for the New Jersey and Pennsylvania Funds, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
During November 2019, the Nuveen Closed-End Funds discontinued the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).
COMMON SHARE REPURCHASES
During August 2019, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of February 29, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Common shares cumulatively repurchased and retired	1,685,000	35,501	734,900	3,500
Common shares authorized for repurchase	4,150,000	155,000	3,740,000	120,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of February 29, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/ (discount) to their common share NAVs as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Common share NAV	$17.12	$15.92	$16.37	$15.64
Common share Price	$14.73	$13.96	$14.46	$14.67
Premium/(Discount) to NAV	(13.96)%	(12.31)%	(11.67)%	(6.20)%
12-month average premium/(discount) to NAV	(12.11)%	(11.17)%	(11.49)%	(6.05)%

Risk Considerations and Investment Policy Updates
Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen New Jersey Quality Municipal Income Fund (NXJ)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXJ.
Nuveen New Jersey Municipal Value Fund (NJV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NJV.
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NQP.
Nuveen Pennsylvania Municipal Value Fund (NPN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NPN.

Investment Policy Updates
Change in Investment Policy
Each of the Funds has recently adopted the following policy regarding limits to investments in illiquid securities:
While there are no such limits imposed by applicable regulations, certain Nuveen Closed-End Funds formerly had investment policies that placed limits on a Fund’s ability to invest in illiquid securities. All exchange-listed Nuveen Closed-End Funds now have no formal limit on their ability to invest in such illiquid securities, but each Fund’s portfolio management team will monitor such investments in the regular, overall management of the Fund’s portfolio securities.
New Temporary Investment Policy
Each of the Funds has adopted the following policy regarding its temporary investments.
Each Fund may temporarily depart from its normal investment policies and strategies – for instance, by allocating up to 100% of its assets to cash equivalents, short-term investments, or municipal bonds that do not comply with a Fund’s Name Policy – in response to adverse or unusual market, economic, political or other conditions. Such conditions could include a temporary decline in the availability of municipal bonds that comply with a Fund’s Name Policy. During these periods, the weighted average maturity of a Fund’s investment portfolio may fall below the defined range described in the respective Fund Summary under “Principal Investment Strategies” and a Fund may not achieve its investment objective to distribute income that is exempt from regular federal and state personal income tax.

NXJ	Nuveen New Jersey Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
February 29, 2020

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2020

	Average Annual
	1-Year	5-Year	10-Year
NXJ at Common Share NAV	15.02%	6.54%	6.90%
NXJ at Common Share Price	14.43%	6.91%	6.74%
S&P Municipal Bond New Jersey Index	10.29%	4.87%	5.05%
S&P Municipal Bond Index	8.94%	3.93%	4.56%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	148.0%
Other Assets Less Liabilities	0.9%
Net Assets Plus Floating Rate
Obligations & VRDP Shares,
net of deferred offering costs	148.9%
Floating Rate Obligations	(4.9)%
VRDP Shares, net of deferred offering costs	(44.0)%
Net Assets	100%

States and Territories
(% of total investments)
New Jersey	87.2%
Pennsylvania	5.1%
New York	4.7%
Delaware	2.1%
Guam	0.9%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.1%
Transportation	19.8%
Health Care	13.8%
Education and Civic Organizations	13.4%
U.S. Guaranteed	7.4%
Tax Obligation/General	5.6%
Other	16.9%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.5%
AAA	10.2%
AA	31.7%
A	27.7%
BBB	15.4%
BB or Lower	7.0%
N/R (not rated)	0.5%
Total	100%

NJV	Nuveen New Jersey Municipal Value Fund
Performance Overview and Holding Summaries as of
February 29, 2020

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2020

	Average Annual
	1-Year	5-Year	10-Year
NJV at Common Share NAV	11.07%	4.30%	5.45%
NJV at Common Share Price	10.71%	4.30%	4.95%
S&P Municipal Bond New Jersey Index	10.29%	4.87%	5.05%
S&P Municipal Bond Index	8.94%	3.93%	4.56%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	103.1%
Other Assets Less Liabilities	0.2%
Net Assets Plus Floating
Rate Obligations	103.3%
Floating Rate Obligations	(3.3)%
Net Assets	100%

States and Territories
(% of total investments)
New Jersey	90.0%
Pennsylvania	6.4%
Delaware	2.2%
New York	1.4%
Total	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	16.5%
Transportation	16.2%
Tax Obligation/Limited	15.6%
Health Care	14.1%
Tax Obligation/General	8.3%
Housing/Multifamily	8.0%
U.S. Guaranteed	6.4%
Other	14.9%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.8%
AAA	9.9%
AA	31.6%
A	29.7%
BBB	14.8%
BB or Lower	6.5%
N/R (not rated)	0.7%
Total	100%

NQP	Nuveen Pennsylvania Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
February 29, 2020

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2020

	Average Annual
	1-Year	5-Year	10-Year
NQP at Common Share NAV	13.62%	5.42%	6.48%
NQP at Common Share Price	15.97%	5.60%	6.75%
S&P Municipal Bond Pennsylvania Index	9.24%	4.15%	4.72%
S&P Municipal Bond Index	8.94%	3.93%	4.56%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	153.6%
Common Stocks	2.8%
Other Assets Less Liabilities	1.1%
Net Assets Plus Floating Rate Obligations
& VRDP Shares, net of deferred offering
costs	157.5%
Floating Rate Obligations	(22.1)%
VRDP Shares, net of deferred offering costs	(35.4)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Pennsylvania	98.2%
Puerto Rico	1.5%
Guam	0.3%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	21.1%
Tax Obligation/General	13.9%
Education and Civic Organizations	11.5%
U.S. Guaranteed	12.4%
Housing/Single Family	9.5%
Water and Sewer	7.0%
Transportation	6.3%
Tax Obligation/Limited	5.9%
Other	12.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	13.9%
AAA	0.4%
AA	33.7%
A	29.9%
BBB	11.4%
BB or Lower	5.4%
N/R	3.6%
N/A	1.7%
Total	100%

NPN	Nuveen Pennsylvania Municipal Value Fund
Performance Overview and Holding Summaries as of
February 29, 2020

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2020

	Average Annual
	1-Year	5-Year	10-Year
NPN at Common Share NAV	9.54%	3.84%	5.12%
NPN at Common Share Price	15.04%	4.21%	4.72%
S&P Municipal Bond Pennsylvania Index	9.24%	4.15%	4.72%
S&P Municipal Bond Index	8.94%	3.93%	4.56%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.2%
Common Stocks	2.2%
Other Assets Less Liabilities	1.0%
Net Assets Plus Floating
Rate Obligations	102.4%
Floating Rate Obligations	(2.4)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Pennsylvania	96.0%
District of Columbia	2.5%
Puerto Rico	0.8%
Guam	0.7%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	20.3%
Housing/Single Family	10.8%
Tax Obligation/General	9.0%
Transportation	8.5%
Education and Civic Organizations	8.4%
Tax Obligation/Limited	7.7%
Housing/Multifamily	7.0%
U.S. Guaranteed	6.6%
Utilities	6.5%
Long-Term Care	5.8%
Other	9.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.2%
AAA	0.6%
AA	34.3%
A	29.0%
BBB	15.3%
BB or Lower	7.2%
N/R	3.3%
N/A	2.1%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on December 5, 2019 for NXJ, NJV, NQP and NPN; at this meeting the shareholders were asked to elect Board Members.

	NXJ		NJV	NQP		NPN
	Common and			Common and
	Preferred			Preferred
	shares voting			shares voting
	together	Preferred	Common	together	Preferred	Common
	as a class	Shares	Shares	as a class	Shares	Shares
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	33,037,362	—	1,168,809	27,325,058	—	1,029,090
Withhold	3,523,659	—	36,912	4,252,693	—	63,891
Total	36,561,021	—	1,205,721	31,577,751	—	1,092,981
Carole E. Stone
For	33,027,905	—	1,169,938	27,080,166	—	1,031,387
Withhold	3,533,116	—	35,783	4,497,585	—	61,594
Total	36,561,021	—	1,205,721	31,577,751	—	1,092,981
Margaret L. Wolff
For	33,077,453	—	1,176,088	27,258,091	—	1,033,514
Withhold	3,483,568	—	29,633	4,319,660	—	59,467
Total	36,561,021	—	1,205,721	31,577,751	—	1,092,981
William C. Hunter
For	—	3,139	1,176,088	—	2,175	1,031,387
Withhold	—	—	29,633	—	—	61,594
Total	—	3,139	1,205,721	—	2,175	1,092,981
Albin F. Moschner
For	—	3,139	—	—	2,175	—
Withhold	—	—	—	—	—	—
Total	—	3,139	—	—	2,175	—

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen New Jersey Quality Municipal Income Fund
Nuveen New Jersey Municipal Value Fund
Nuveen Pennsylvania Quality Municipal Income Fund
Nuveen Pennsylvania Municipal Value Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen New Jersey Quality Municipal Income Fund, Nuveen New Jersey Municipal Value Fund, Nuveen Pennsylvania Quality Municipal Income Fund, and Nuveen Pennsylvania Municipal Value Fund (the Funds), including the portfolios of investments, as of February 29, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statements of cash flows (Nuveen New Jersey Quality Municipal Income Fund and Nuveen Pennsylvania Quality Municipal Income Fund) for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended, the ten-month period from May 1, 2016 through February 28, 2017, and each of the years in the two-year period ended April 30, 2016. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 29, 2020, the results of their operations and their cash flows (where applicable) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the ten-month period from May 1, 2016 through February 28, 2017, and each of the years in the two-year period ended April 30, 2016, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 29, 2020, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
April 27, 2020

NXJ	Nuveen New Jersey Quality Municipal
Income Fund
Portfolio of Investments
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 148.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 148.0% (100.0% of Total Investments)
	Consumer Discretionary – 0.5% (0.3% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich
	Center Hotel/Conference Center Project, Series 2005A:
$ 2,460	5.000%, 1/01/32	3/20 at 100.00	Caa2	$ 2,033,682
1,485	5.125%, 1/01/37	3/20 at 100.00	Caa2	1,148,454
3,945	Total Consumer Discretionary			3,182,136
	Consumer Staples – 4.7% (3.2% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
8,505	4.000%, 6/01/37	6/28 at 100.00	A–	9,799,291
965	5.000%, 6/01/46	6/28 at 100.00	BBB+	1,175,804
11,680	5.250%, 6/01/46	6/28 at 100.00	BBB+	14,501,421
6,930	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	8,168,044
	Bonds, Series 2018B, 5.000%, 6/01/46
28,080	Total Consumer Staples			33,644,560
	Education and Civic Organizations – 19.8% (13.4% of Total Investments)
1,760	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds, Rowan University	12/23 at 100.00	A	2,000,539
	School of Osteopathic Medicine Project, Refunding Series 2013A, 5.000%, 12/01/32
1,000	New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation	1/28 at 100.00	BBB–	1,165,280
	Academy Charter School, Series 2018A, 5.000%, 7/01/50
175	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck	9/27 at 100.00	BB	197,414
	Community Charter School, Series 2017A, 5.125%, 9/01/52, 144A
2,025	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding	No Opt. Call	A	2,411,856
	Series 2015, 5.000%, 3/01/25
	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding
	Series 2017:
500	5.000%, 6/01/32	12/27 at 100.00	A	628,760
820	3.000%, 6/01/32	12/27 at 100.00	A	885,305
2,455	New Jersey Economic Development Authority, Rutgers University General Obligation Lease	6/23 at 100.00	Aa3	3,588,424
	Revenue Bonds, Tender Option Bond 2016-XF2357, 14.783%, 6/15/46, 144A (IF) (4)
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey
	Issue, Series 2013A:
2,475	5.000%, 7/01/38	7/23 at 100.00	A+	2,744,800
3,250	5.000%, 7/01/43	7/23 at 100.00	A+	3,595,377
1,100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding	7/25 at 100.00	AA	1,222,793
	Series 2015H, 4.000%, 7/01/39 – AGM Insured
5,950	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University,	7/24 at 100.00	A+	6,780,917
	Series 2014A, 5.000%, 7/01/44
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University,
	Series 2015D:
2,395	5.000%, 7/01/31	7/25 at 100.00	A+	2,852,996
1,600	5.000%, 7/01/33	7/25 at 100.00	A+	1,900,768
1,000	5.000%, 7/01/34	7/25 at 100.00	A+	1,186,490
	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community
	College, Series 2010C:
1,500	5.250%, 7/01/32	7/20 at 100.00	Baa1	1,519,785
1,000	5.375%, 7/01/41	7/20 at 100.00	Baa1	1,013,330

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 4,335	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender	7/21 at 100.00	AAA	$ 5,019,106
	Option Bond Trust 2015-XF0099, 11.220%, 7/01/39, 144A (IF)
4,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender	7/24 at 100.00	AAA	5,899,000
	Option Bond Trust 2015-XF0149, 11.567%, 7/01/44, 144A (IF) (4)
	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Refunding
	Series 2012B:
550	5.000%, 7/01/37	7/22 at 100.00	A	593,615
1,050	5.000%, 7/01/42	7/22 at 100.00	A	1,131,512
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University,
	Series 2012A:
1,150	5.000%, 7/01/32	7/21 at 100.00	Baa2	1,201,727
740	5.000%, 7/01/37	7/21 at 100.00	Baa2	771,598
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University,
	Series 2017F:
330	3.750%, 7/01/37	7/27 at 100.00	Baa2	353,760
3,830	4.000%, 7/01/42	7/27 at 100.00	Baa2	4,151,337
4,205	5.000%, 7/01/47	7/27 at 100.00	Baa2	4,912,786
1,200	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/25 at 100.00	A–	1,405,860
	Refunding Series 2015C, 5.000%, 7/01/35
775	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/27 at 100.00	A–	847,036
	Refunding Series 2017D, 3.500%, 7/01/44
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,
	Series 2013D:
685	5.000%, 7/01/38	7/23 at 100.00	A–	762,268
1,935	5.000%, 7/01/43	7/23 at 100.00	A–	2,144,619
1,970	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/26 at 100.00	A–	2,055,577
	Series 2016C, 3.000%, 7/01/46
860	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of	7/30 at 100.00	BBB+	1,017,879
	Technology Issue, Green Series 2020A, 4.000%, 7/01/50 (WI/DD, Settling 3/11/20)
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of
	Technology, Series 2017A:
1,060	5.000%, 7/01/37	7/27 at 100.00	BBB+	1,321,385
2,500	5.000%, 7/01/42	7/27 at 100.00	BBB+	3,085,750
3,160	5.000%, 7/01/47	7/27 at 100.00	BBB+	3,877,036
1,050	4.000%, 7/01/47	7/27 at 100.00	BBB+	1,199,079
975	New Jersey Educational Facilities Authority, Revenue Bonds, The College of Saint	7/26 at 100.00	BB	1,067,167
	Elizabeth, Series 2016D, 5.000%, 7/01/46
4,560	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University,	7/25 at 100.00	A2	5,289,007
	Series 2015C, 5.000%, 7/01/40
	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University,
	Series 2017B:
2,000	5.000%, 7/01/42 – AGM Insured	7/27 at 100.00	AA	2,442,300
2,420	5.000%, 7/01/47 – AGM Insured	7/27 at 100.00	AA	2,935,678
	New Jersey Higher Education Assistance Authority, Senior Student Loan Revenue Bonds,
	Refunding Series 2018A:
2,500	3.750%, 12/01/30 (AMT)	6/28 at 100.00	Aaa	2,844,525
2,560	4.000%, 12/01/32 (AMT)	6/28 at 100.00	Aaa	2,952,448
2,000	4.000%, 12/01/33 (AMT)	6/28 at 100.00	Aaa	2,301,880
2,135	4.000%, 12/01/35 (AMT)	6/28 at 100.00	Aaa	2,447,863
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior
	Lien Series 2016-1A:
6,180	3.500%, 12/01/32 (AMT)	12/25 at 100.00	Aaa	6,682,125
1,430	4.000%, 12/01/39 (AMT)	12/25 at 100.00	Aaa	1,574,158
1,880	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior	6/28 at 100.00	Aa1	2,000,865
	Series 2019B, 3.250%, 12/01/39 (AMT)

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 600	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	3/20 at 100.00	Aaa	$ 600,480
	2010-1A, 5.000%, 12/01/25
960	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	12/20 at 100.00	Aaa	989,539
	2010-2, 5.000%, 12/01/30
660	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	12/21 at 100.00	Aaa	703,837
	2011-1, 5.750%, 12/01/27 (AMT)
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds,
	Series 2012-1A:
2,115	4.250%, 12/01/25 (AMT)	12/22 at 100.00	Aaa	2,272,546
695	4.375%, 12/01/26 (AMT)	12/22 at 100.00	Aaa	748,376
500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	12/22 at 100.00	Aaa	556,825
	2012-1B, 5.750%, 12/01/39 (AMT)
710	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	12/22 at 100.00	Aaa	752,643
	2013-1A, 3.750%, 12/01/26 (AMT)
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series
	2015-1A:
4,655	4.000%, 12/01/28 (AMT)	12/24 at 100.00	Aaa	5,168,912
2,400	4.000%, 12/01/30 (AMT)	12/24 at 100.00	Aaa	2,650,152
6,855	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds,	12/26 at 100.00	Aaa	7,667,523
	Subordinate Series 2017-C, 4.250%, 12/01/47 (AMT)
3,560	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds,	6/28 at 100.00	A2	3,805,070
	Subordinate Series 2019C, 3.625%, 12/01/49 (AMT)
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender
	Option Bond Trust 2015-XF0151:
666	8.658%, 12/01/23 (AMT), 144A (IF) (4)	12/22 at 100.00	Aaa	814,618
595	8.825%, 12/01/24 (AMT), 144A (IF) (4)	12/22 at 100.00	Aaa	727,031
405	9.147%, 12/01/25 (AMT), 144A (IF) (4)	12/22 at 100.00	Aaa	498,567
125	9.246%, 12/01/26 (AMT), 144A (IF) (4)	12/22 at 100.00	Aaa	153,528
1,535	10.618%, 12/01/27 (AMT), 144A (IF)	12/23 at 100.00	Aaa	2,048,688
2,300	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A,	7/25 at 100.00	A1	2,712,804
	5.000%, 7/01/45
122,366	Total Education and Civic Organizations			140,854,919
	Financials – 0.8% (0.5% of Total Investments)
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road
	Landfill Project, Series 2002:
3,780	5.750%, 10/01/21	No Opt. Call	Ba2	3,878,809
1,500	6.500%, 4/01/28	No Opt. Call	Ba2	1,795,560
5,280	Total Financials			5,674,369
	Health Care – 20.5% (13.8% of Total Investments)
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue
	Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
175	5.000%, 2/15/25	2/24 at 100.00	BBB+	200,634
220	5.000%, 2/15/26	2/24 at 100.00	BBB+	252,135
1,320	5.000%, 2/15/27	2/24 at 100.00	BBB+	1,514,212
1,385	5.000%, 2/15/28	2/24 at 100.00	BBB+	1,589,011
1,385	5.000%, 2/15/29	2/24 at 100.00	BBB+	1,587,196
2,500	5.000%, 2/15/32	2/24 at 100.00	BBB+	2,851,850
3,040	5.000%, 2/15/33	2/24 at 100.00	BBB+	3,462,590
1,000	5.000%, 2/15/34	2/24 at 100.00	BBB+	1,137,440
1,950	5.000%, 2/15/35	2/24 at 100.00	BBB+	2,214,498
6,100	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/23 at 100.00	BBB+	6,828,706
	Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 225	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital	3/20 at 100.00	AA–	$ 225,758
	Corporation, Series 2008A, 5.000%, 7/01/27
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint
	Peters University Hospital, Refunding Series 2011:
2,000	6.000%, 7/01/26	7/21 at 100.00	BB+	2,108,080
3,425	6.250%, 7/01/35	7/21 at 100.00	BB+	3,617,690
3,550	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	3/20 at 100.00	BB+	3,562,816
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
1,145	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds,	7/22 at 100.00	AA–	1,252,355
	Barnabas Health, Series 2012A, 5.000%, 7/01/24
2,525	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital	1/27 at 100.00	AA–	2,880,874
	Corporation, Refunding Series 2016, 4.000%, 7/01/41
11,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health,	7/24 at 100.00	AA–	12,771,000
	Refunding Series 2014A, 5.000%, 7/01/44
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack
	Meridian Health Obligated Group, Refunding Series 2017A:
700	5.000%, 7/01/28	7/27 at 100.00	AA–	894,033
4,140	5.000%, 7/01/57	7/27 at 100.00	AA–	5,009,400
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical
	Center, Refunding Series 2014A:
2,055	5.000%, 7/01/45	7/24 at 100.00	A+	2,330,000
1,310	4.000%, 7/01/45	7/24 at 100.00	A+	1,399,342
12,010	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health	7/27 at 100.00	AA–	14,656,764
	Obligated Group Issue, Series 2017A, 5.000%, 7/01/42 (UB) (4)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health
	System Obligated Group, Refunding Series 2011:
3,000	5.000%, 7/01/25	7/22 at 100.00	AA–	3,278,370
3,000	5.000%, 7/01/26	7/22 at 100.00	AA–	3,275,460
2,500	5.000%, 7/01/27	7/22 at 100.00	AA–	2,725,925
1,450	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health	7/23 at 100.00	AA–	1,623,594
	System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton
	HealthCare System, Series 2016A:
830	5.000%, 7/01/32	7/26 at 100.00	AA	1,031,217
1,055	5.000%, 7/01/33	7/26 at 100.00	AA	1,309,994
1,370	5.000%, 7/01/34	7/26 at 100.00	AA	1,699,581
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood
	Johnson University Hospital Issue, Series 2014A:
4,235	5.000%, 7/01/39	7/24 at 100.00	AA–	4,946,099
5,955	5.000%, 7/01/43	7/24 at 100.00	AA–	6,934,895
3,945	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/23 at 100.00	AA–	4,468,896
	Johnson University Hospital, Series 2013A, 5.500%, 7/01/43
780	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	AA–	958,152
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s
	Healthcare System Obligated Group Issue, Refunding Series 2016:
1,600	3.000%, 7/01/32	7/26 at 100.00	BBB–	1,655,808
1,135	4.000%, 7/01/34	7/26 at 100.00	BBB–	1,272,199
1,600	5.000%, 7/01/35	7/26 at 100.00	BBB–	1,891,728
2,700	5.000%, 7/01/36	7/26 at 100.00	BBB–	3,186,945
3,095	5.000%, 7/01/41	7/26 at 100.00	BBB–	3,612,763
5,600	4.000%, 7/01/48	7/26 at 100.00	BBB–	6,140,848
2,345	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s	8/23 at 100.00	A–	2,527,605
	Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University
	Hospital Issue, Refunding Series 2015A:
$ 5,055	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	$ 5,594,166
3,910	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	4,504,359
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health
	System Obligated Group, Series 2019:
2,055	4.000%, 7/01/44	7/29 at 100.00	A+	2,419,701
7,675	3.000%, 7/01/49	7/29 at 100.00	A+	8,165,125
128,050	Total Health Care			145,569,814
	Housing/Multifamily – 3.3% (2.3% of Total Investments)
1,845	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Kean	1/27 at 100.00	BBB–	2,092,673
	Properties LLC – Kean University Student Housing Project, Series 2017A, 5.000%, 7/01/47
1,900	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan	1/25 at 100.00	BBB–	2,082,001
	Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48
6,075	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New	7/25 at 100.00	BB+	6,687,725
	Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds,
	Series 2013-2:
2,165	4.350%, 11/01/33 (AMT)	11/22 at 100.00	AA	2,297,779
1,235	4.600%, 11/01/38 (AMT)	11/22 at 100.00	AA	1,311,051
1,235	4.750%, 11/01/46 (AMT)	11/22 at 100.00	AA	1,308,878
4,320	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A,	11/24 at 100.00	AA–	4,660,848
	4.000%, 11/01/45
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2017D:
1,125	3.900%, 11/01/32 (AMT)	5/26 at 100.00	AA–	1,241,921
1,750	4.250%, 11/01/37 (AMT)	5/26 at 100.00	AA–	1,941,993
21,650	Total Housing/Multifamily			23,624,869
	Housing/Single Family – 6.7% (4.5% of Total Investments)
	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds,
	Series 2011A:
7,590	4.450%, 10/01/25	4/21 at 100.00	Aa2	7,856,788
7,590	4.650%, 10/01/29	4/21 at 100.00	Aa2	7,853,449
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2018A:
6,615	3.600%, 4/01/33	10/27 at 100.00	AA	7,387,367
4,070	3.750%, 10/01/35	10/27 at 100.00	AA	4,567,558
3,535	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,	10/27 at 100.00	AA	3,935,551
	Series 2018B, 3.800%, 10/01/32 (AMT)
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2019C:
5,260	3.500%, 10/01/34 (UB) (4)	4/28 at 100.00	AA	5,876,945
5,255	3.850%, 10/01/39 (UB) (4)	4/28 at 100.00	AA	5,851,863
3,590	3.950%, 10/01/44 (UB) (4)	4/28 at 100.00	AA	3,982,746
43,505	Total Housing/Single Family			47,312,267
	Long-Term Care – 1.5% (1.0% of Total Investments)
510	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project,	1/24 at 100.00	N/R	537,387
	Series 2014, 5.250%, 1/01/44
5,000	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/23 at 100.00	BBB–	5,337,150
	Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34
1,410	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/24 at 100.00	BBB–	1,550,041
	Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 1,635	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal	1/28 at 102.00	N/R	$ 1,675,711
	LLC Project, Series 2020, 5.000%, 1/01/40, 144A (WI/DD, Settling 3/05/20)
1,450	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive	10/26 at 102.00	N/R	1,553,226
	Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A
10,005	Total Long-Term Care			10,653,515
	Tax Obligation/General – 8.3% (5.6% of Total Investments)
2,225	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue	9/24 at 100.00	AA	2,591,902
	Bonds, Technical High School Project, Series 2014, 5.000%, 9/01/39 – AGM Insured
440	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue	1/28 at 100.00	AA	486,037
	Bonds, Technical High School Project, Series 2018, 3.125%, 1/15/32 – BAM Insured
2,920	Cumberland County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds,	10/28 at 100.00	AA	3,399,814
	County Correctional Facility Project, Series 2018, 4.000%, 10/01/43 – BAM Insured
4,150	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds,	No Opt. Call	Aaa	4,663,396
	Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured
1,000	Gloucester Township, New Jersey, General Obligation Bonds, Series 2019, 2.000%,	No Opt. Call	AA	1,033,100
	2/01/24 – BAM Insured
680	Hamilton Township, Mercer County Board of Education, New Jersey, General Obligation	12/27 at 100.00	AA	741,118
	Bonds, Series 2017, 3.250%, 12/15/38
	Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018:
1,340	3.125%, 3/01/31 – BAM Insured	3/28 at 100.00	AA	1,472,955
1,110	3.250%, 3/01/32 – BAM Insured	3/28 at 100.00	AA	1,226,606
1,255	3.500%, 3/01/36 – BAM Insured	3/28 at 100.00	AA	1,395,824
	Hudson County Improvement Authority, New Jersey, County Guaranteed Governmental Loan
	Revenue Bonds, Guttenberg General Obligation Bond Project, Series 2018:
375	3.250%, 8/01/34	8/25 at 100.00	AA	403,493
1,040	5.000%, 8/01/42	8/25 at 100.00	AA	1,230,819
	Jersey City, New Jersey, General Obligation Bonds, Refunding General Improvement
	Series 2017A:
1,000	5.000%, 11/01/29	11/27 at 100.00	AA–	1,269,890
515	5.000%, 11/01/31	11/27 at 100.00	AA–	648,231
440	5.000%, 11/01/33	11/27 at 100.00	AA–	551,342
1,100	Linden, New Jersey, General Obligation Bonds, Refunding Series 2011, 4.000%, 5/01/23	5/21 at 100.00	AA–	1,140,194
1,975	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series	8/20 at 100.00	AA–	2,008,140
	2010, 5.000%, 8/01/27
760	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding	1/24 at 100.00	AAA	876,660
	Parking Utility Series 2014A, 5.000%, 1/01/37
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking
	Revenue Bonds, Refunding Series 2012:
465	5.000%, 9/01/28	9/22 at 100.00	A+	509,077
610	5.000%, 9/01/29	9/22 at 100.00	A+	668,408
300	5.000%, 9/01/31	9/22 at 100.00	A+	328,713
250	3.625%, 9/01/34	9/22 at 100.00	A+	260,750
2,190	New Brunswick, New Jersey, General Obligation Bonds, Cultural Center Project, Series	9/27 at 100.00	AA	2,503,455
	2017, 4.000%, 9/15/44 – AGM Insured
3,250	New Jersey State, General Obligation Bonds, Various Purpose Series 2020, 2.250%, 6/01/35	12/27 at 100.00	A–	3,265,470
	South Orange Village Township, New Jersey, General Obligation Bonds, Refunding
	Series 2020:
500	4.000%, 1/15/23	No Opt. Call	AA–	544,505
400	4.000%, 1/15/25	No Opt. Call	AA–	458,860
500	4.000%, 1/15/26	No Opt. Call	AA–	584,910

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Sparta Township Board of Education, Sussex County, New Jersey, General Obligation Bonds,
	Refunding Series 2015:
$ 1,000	5.000%, 2/15/34	2/25 at 100.00	AA	$ 1,180,490
1,395	5.000%, 2/15/35	2/25 at 100.00	AA	1,644,300
3,975	Union County Improvement Authority, New Jersey, Lease Revenue Bonds, Plainfield – Park	No Opt. Call	AA+	9,344,470
	Madison Redevelopment Project, Tender Option Trust 2016-XG0057, 14.591%,
	3/01/34, 144A (IF) (4)
5,165	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue	12/21 at 100.00	AA+	5,539,049
	Bonds, Covantan Union Inc Lessee, Refunding Series 2011B, 5.250%, 12/01/31 (AMT)
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency	6/21 at 100.00	Aaa	2,636,651
	Revenue Bonds, Series 2011A, 5.000%, 6/15/41
2,170	Union County, New Jersey, General Obligation Bonds, Refunding Series 2017, 3.000%, 3/01/27	9/25 at 100.00	Aaa	2,411,456
1,515	Washington Township Board of Education, Mercer County, New Jersey, General Obligation	No Opt. Call	Aa3	1,938,791
	Bonds, Series 2005, 5.250%, 1/01/27 – AGM Insured
48,525	Total Tax Obligation/General			58,958,876
	Tax Obligation/Limited – 34.2% (23.1% of Total Investments)
3,775	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County	No Opt. Call	Aaa	4,811,426
	Administration Complex Project, Series 2005, 5.000%, 11/15/26
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,	No Opt. Call	AA	2,786,370
	Series 2003B, 0.000%, 11/01/25 – AGM Insured
2,230	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,	No Opt. Call	AA	2,856,429
	Series 2005A, 5.750%, 11/01/28 – AGM Insured
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
5,005	5.250%, 1/01/36	1/22 at 100.00	BB	5,326,071
3,020	5.125%, 1/01/42	1/22 at 100.00	BB	3,197,214
500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/29	1/22 at 100.00	BB	530,690
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds,
	Hudson County Vocational Technical Schools Project, Series 2016:
10,310	5.000%, 5/01/46	5/26 at 100.00	AA	12,294,263
3,700	5.250%, 5/01/51	5/26 at 100.00	AA	4,449,287
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds,
	Series 2012:
310	5.000%, 6/15/21	No Opt. Call	BBB+	324,669
6,400	5.000%, 6/15/25	6/22 at 100.00	BBB+	6,891,008
3,480	5.000%, 6/15/26	6/22 at 100.00	BBB+	3,742,044
7,945	5.000%, 6/15/28	6/22 at 100.00	BBB+	8,520,854
415	5.000%, 6/15/29	6/22 at 100.00	BBB+	444,424
5,350	New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project,	12/28 at 100.00	A–	6,340,445
	Series 2017B, 4.500%, 6/15/40
5,495	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge,	7/27 at 100.00	BBB+	5,884,760
	Refunding Series 2017A, 3.375%, 7/01/30
6,385	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/24 at 100.00	A–	7,344,410
	2014UU, 5.000%, 6/15/27
11,345	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/25 at 100.00	BBB+	13,207,509
	2015WW, 5.250%, 6/15/40
5,000	New Jersey Economic Development Authority, School Facilities Construction Financing	6/24 at 100.00	A–	5,762,350
	Program Bonds, Refunding Series 2014PP, 5.000%, 6/15/26
6,000	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit	No Opt. Call	A–	7,186,320
	Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue
	Notes, Series 2016A-1:
1,130	5.000%, 6/15/29	6/26 at 100.00	A+	1,360,667
655	5.000%, 6/15/30	6/26 at 100.00	A+	786,007

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 32,965	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	$ 25,827,418
	Appreciation Series 2010A, 0.000%, 12/15/30
8,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	A–	9,062,361
	Series 2006A, 5.500%, 12/15/22
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
37,565	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	28,627,535
39,090	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	28,970,381
5,160	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	3,717,728
7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	A–	8,214,150
	2010D, 5.000%, 12/15/24
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2011B:
750	5.500%, 6/15/31	6/21 at 100.00	A–	791,385
4,320	5.250%, 6/15/36	6/21 at 100.00	A–	4,538,419
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2018A:
1,150	5.000%, 12/15/35	12/28 at 100.00	A–	1,437,178
440	5.000%, 12/15/36	12/28 at 100.00	A–	548,684
4,615	4.250%, 12/15/38	12/28 at 100.00	A–	5,395,996
3,025	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	A–	3,526,242
	2019AA, 4.500%, 6/15/49
2,050	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	A–	2,189,257
	2019BB, 3.500%, 6/15/46
3,860	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness	5/25 at 100.00	AA	4,225,195
	Healthcare Center Expansion Project, Refunding Series 2015, 3.750%, 5/01/36
4,005	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness	5/22 at 100.00	Aa1	4,158,111
	Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35
	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile
	Detention Center Facility Project, Tender Option Bond Trust 2015-XF1019:
285	20.588%, 5/01/28, 144A (IF) (4)	No Opt. Call	Aaa	779,059
285	20.655%, 5/01/29, 144A (IF) (4)	No Opt. Call	Aaa	831,966
200	20.655%, 5/01/30, 144A (IF) (4)	No Opt. Call	Aaa	614,876
370	20.449%, 5/01/31, 144A (IF) (4)	No Opt. Call	Aaa	1,186,934
385	20.556%, 5/01/32, 144A (IF) (4)	No Opt. Call	Aaa	1,304,111
400	20.560%, 5/01/33, 144A (IF) (4)	No Opt. Call	Aaa	1,417,800
415	20.655%, 5/01/34, 144A (IF) (4)	No Opt. Call	Aaa	1,540,526
247.885	Total Tax Obligation/Limited			242,952,529
	Transportation – 29.2% (19.8% of Total Investments)
5,550	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series	3/20 at 100.00	Baa2	5,570,091
	2005A, 5.250%, 6/01/20 – NPFG Insured
2,400	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A,	1/23 at 100.00	A1	2,630,256
	5.000%, 1/01/42
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
1,285	5.000%, 1/01/34	1/24 at 100.00	A1	1,465,748
5,890	4.125%, 1/01/39	1/24 at 100.00	A1	6,470,283
7,800	5.000%, 1/01/44	1/24 at 100.00	A1	8,811,426
2,580	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2019,	1/29 at 100.00	A1	3,054,978
	4.000%, 1/01/44
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Refunding Series 2015:
1,000	4.000%, 7/01/34 – BAM Insured	7/25 at 100.00	AA	1,124,310
2,820	4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	3,166,550

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Refunding Series 2019B:
$ 2,005	5.000%, 7/01/28	No Opt. Call	A1	$ 2,642,690
1,520	5.000%, 7/01/29	No Opt. Call	A1	2,049,355
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2017:
2,820	5.000%, 7/01/42	7/27 at 100.00	A1	3,496,123
10,210	5.000%, 7/01/47	7/27 at 100.00	A1	12,558,300
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2019A:
1,050	5.000%, 7/01/28	No Opt. Call	A1	1,382,966
1,350	5.000%, 7/01/29	No Opt. Call	A1	1,820,151
950	5.000%, 7/01/30	7/29 at 100.00	A1	1,270,692
7,035	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	8,004,212
	5.000%, 1/01/40
2,325	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	3,010,968
	5.000%, 1/01/37
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds,
	Port District Project, Series 2012:
1,800	5.000%, 1/01/24	1/23 at 100.00	A	1,988,946
1,635	5.000%, 1/01/25	1/23 at 100.00	A	1,806,135
1,875	5.000%, 1/01/26	1/23 at 100.00	A	2,069,119
3,525	5.000%, 1/01/27	1/23 at 100.00	A	3,884,761
5,555	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	BBB	6,332,978
	Replacement Project, Series 2013, 5.625%, 1/01/52 (AMT)
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental
	Airlines Inc, Series 1999:
1,000	5.125%, 9/15/23 (AMT)	8/22 at 101.00	BB	1,078,040
1,800	5.250%, 9/15/29 (AMT)	8/22 at 101.00	BB	1,980,900
2,250	New Jersey Economic Development Authority, Special Facilities Revenue Bonds,	3/24 at 101.00	BB	2,609,595
	Continental Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)
	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark
	Container Terminal LLC Project, Refunding Series 2017:
5,660	5.000%, 10/01/37 (AMT)	10/27 at 100.00	Ba1	6,780,680
7,440	5.000%, 10/01/47 (AMT)	10/27 at 100.00	Ba1	8,763,130
	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration
	Section 5307 Urbanized Area Formula Funds, Series 2014A:
6,000	5.000%, 9/15/20	No Opt. Call	A	6,127,320
5,750	5.000%, 9/15/21	No Opt. Call	A	6,099,082
6,570	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	A+	7,759,696
3,065	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 –	No Opt. Call	AA	4,169,473
	AGM Insured
7,620	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	8,487,994
3,625	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057,	7/22 at 100.00	A+	5,007,321
	14.147%, 1/01/43, 144A (IF) (4)
2,750	Passaic County Improvement Authority, New Jersey, Revenue Bonds, Paterson Parking Deck	3/20 at 100.00	A2	2,758,470
	Facility, Series 2005, 5.000%, 4/15/35 – AGM Insured
7,235	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	AA–	8,276,261
	Seventy Ninth Series 2013, 5.000%, 12/01/43
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	1/23 at 100.00	AA–	5,343,150
	Seventy Seventh Series 2013, 4.000%, 1/15/43 (AMT)
12,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	11/29 at 100.00	AA–	14,181,480
	Eighteen Series 2019, 4.000%, 11/01/47 (AMT) (UB) (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Fourteen Series 2019:
$ 2,000	4.000%, 9/01/37 (AMT) (UB) (4)	9/29 at 100.00	AA–	$ 2,407,640
2,500	4.000%, 9/01/38 (AMT) (UB) (4)	9/29 at 100.00	AA–	3,000,100
2,500	4.000%, 9/01/39 (AMT) (UB) (4)	9/29 at 100.00	AA–	2,992,875
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC, Sixth Series 1997:
12,445	5.750%, 12/01/22 – NPFG Insured (AMT)	3/20 at 100.00	BBB+	12,804,909
12,130	5.750%, 12/01/25 – NPFG Insured (AMT)	3/20 at 100.00	BBB+	12,492,566
182,320	Total Transportation			207,731,720
	U.S. Guaranteed – 10.9% (7.4% of Total Investments) (5)
	Delaware River Joint Toll Bridge Commission, Pennsylvania, Bridge System Revenue Bonds,
	Refunding Series 2012A:
2,150	5.000%, 7/01/24 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	2,356,250
650	4.000%, 7/01/26 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	697,398
625	4.000%, 7/01/27 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	670,575
25	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds,	No Opt. Call	Aaa	28,108
	Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured (ETM)
2,280	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation	3/25 at 100.00	AA–	2,747,924
	Bonds, Refunding Series 2015, 5.000%, 3/01/38 (Pre-refunded 3/01/25)
655	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/25 at 100.00	N/R	805,486
	2015WW, 5.250%, 6/15/40 (Pre-refunded 6/15/25)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident
	Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
3,870	5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R	3,917,407
2,100	5.875%, 6/01/42 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R	2,126,355
70	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds,	No Opt. Call	N/R	73,353
	Refunding Series 2012A-R, 4.000%, 9/01/21 (ETM)
30	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds,	9/21 at 100.00	N/R	31,058
	Series 2012A, 3.250%, 9/01/31 (Pre-refunded 9/01/21)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health
	System Obligated Group Issue, Refunding Series 2012:
4,165	3.750%, 7/01/27 (ETM)	No Opt. Call	N/R	4,763,552
3,375	5.000%, 7/01/31 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	3,702,881
1,500	5.000%, 7/01/37 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	1,645,725
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical
	Center Obligated Group Issue, Refunding Series 2013:
555	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	635,148
2,570	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	2,945,708
275	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	316,965
1,285	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	1,483,378
7,670	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas	7/21 at 100.00	N/R	8,155,588
	Health Care System, Refunding Series 2011A, 5.625%, 7/01/37 (Pre-refunded 7/01/21)
3,805	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St Clare’s	5/20 at 100.00	AA	3,860,629
	Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)
	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A:
175	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	192,001
400	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	438,860
1,555	New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, Series	No Opt. Call	Baa2	1,698,340
	2004, 5.500%, 3/01/22 – NPFG Insured (ETM)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2011A:
145	6.000%, 6/15/35 (Pre-refunded 6/15/21)	6/21 at 100.00	A–	154,644
1,220	5.500%, 6/15/41 (Pre-refunded 6/15/21)	6/21 at 100.00	A–	1,293,529

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
$ 445	5.000%, 6/15/37 (Pre-refunded 6/15/21)	6/21 at 100.00	A–	$ 468,986
2,680	5.000%, 6/15/42 (Pre-refunded 6/15/21)	6/21 at 100.00	A–	2,824,452
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior
	Lien Series 2012A:
1,455	5.000%, 6/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	1,593,036
2,365	5.000%, 6/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	A+	2,583,810
225	5.000%, 6/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	246,346
3,775	5.000%, 6/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	A+	4,128,717
15,840	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series	No Opt. Call	Baa2	15,289,402
	2001A, 0.000%, 8/01/23 – NPFG Insured (ETM)
2,100	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue	5/20 at 100.00	Aa1	2,114,427
	Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42 (Pre-refunded 5/01/20)
2,170	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond 2016-XF2356,	5/23 at 100.00	Aa3	3,324,418
	15.088%, 5/01/43, (Pre-refunded 5/01/23), 144A (IF) (4)
72,205	Total U.S. Guaranteed			77,314,456
	Utilities – 4.7% (3.1% of Total Investments)
13,500	Essex County Improvement Authority, New Jersey, Solid Waste Disposal Revenue Bonds,	7/20 at 100.00	BB–	13,675,770
	Covanta Project, Series 2015, 5.250%, 7/01/45 (AMT), 144A
1,510	Industrial Pollution Control Financing Authority of Cape May County (New Jersey),	No Opt. Call	A	1,594,122
	Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company
	Project), 6.800%, 3/01/21 – NPFG Insured
	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy
	Partners, LLC Project, Series 2012A:
1,000	4.750%, 6/15/32 (AMT)	6/22 at 100.00	Baa2	1,066,590
1,225	5.125%, 6/15/43 (AMT)	6/22 at 100.00	Baa2	1,311,559
1,850	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New	8/24 at 100.00	Aa3	1,881,135
	Jersey Natural Gas Company Project, Refunding Series 2011A, 2.750%, 8/01/39
5,100	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New	5/20 at 100.00	A+	5,134,425
	Jersey-American Water Company Inc Project, Refunding Series 2010B, 5.600%, 11/01/34 (AMT)
2,040	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New	11/20 at 100.00	A+	2,084,819
	Jersey-American Water Company Inc Project, Refunding Series 2010D, 4.875%, 11/01/29 (AMT)
2,700	Passaic County Utilities Authority, New Jersey, Solid Waste Disposal Revenue Bonds,	No Opt. Call	AA	3,842,181
	Refunding Series 2018, 5.000%, 3/01/37
2,305	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB	2,492,950
	Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)
31,230	Total Utilities			33,083,551
	Water and Sewer – 2.9% (2.0% of Total Investments)
15,670	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex	10/22 at 100.00	A+	16,455,537
	Water Company, Series 2012C, 4.250%, 10/01/47 (AMT)
2,355	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex	8/29 at 100.00	A+	2,657,076
	Water Company, Series 2019, 4.000%, 8/01/59 (AMT)
	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds,
	Series 2012A:
65	3.250%, 9/01/31	No Opt. Call	N/R	67,292
1,585	3.250%, 9/01/31	No Opt. Call	N/R	1,624,894
19,675	Total Water and Sewer			20,804,799
$ 964,721	Total Long-Term Investments (cost $934,297,090)			1,051,362,380
	Floating Rate Obligations – (4.9)%			(34,780,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (44.0)% (6)			(312,500,511)
	Other Assets Less Liabilities – 0.9% (7)			6,354,701
	Net Assets Applicable to Common Shares – 100%			$ 710,436,570

Investments in Derivatives
Futures Contracts

Variation
						Unrealized	Margin
	Contract	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Position	Contracts	Date	Amount	Value	(Depreciation)	(Payable)
U.S. Treasury 10-Year Note	Short	(98)	6/20	$(13,002,059)	$(13,205,500)	$(203,441)	$ (139,344)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 29.7%.
(7)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NJV	Nuveen New Jersey Municipal Value Fund
Portfolio of Investments
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 103.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 103.1% (100.0% of Total Investments)
	Consumer Discretionary – 0.3% (0.3% of Total Investments)
$ 100	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich	3/20 at 100.00	Caa2	$ 82,670
	Center Hotel/Conference Center Project, Series 2005A, 5.000%, 1/01/32
	Consumer Staples – 3.2% (3.1% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
215	4.000%, 6/01/37	6/28 at 100.00	A–	247,719
305	5.250%, 6/01/46	6/28 at 100.00	BBB+	378,676
125	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	147,331
	Bonds, Series 2018B, 5.000%, 6/01/46
645	Total Consumer Staples			773,726
	Education and Civic Organizations – 17.0% (16.5% of Total Investments)
110	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds, Rowan University	12/23 at 100.00	A	125,034
	School of Osteopathic Medicine Project, Refunding Series 2013A, 5.000%, 12/01/32
25	New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation	1/28 at 100.00	BBB–	29,664
	Academy Charter School, Series 2018A, 5.000%, 7/01/38
	New Jersey Economic Development Authority, Charter School Revenue Bonds, North Star
	Academy Charter School of Newark, Series 2017:
220	4.000%, 7/15/37	7/27 at 100.00	BBB–	240,623
25	5.000%, 7/15/47	7/27 at 100.00	BBB–	29,191
100	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck	9/27 at 100.00	BB	112,808
	Community Charter School, Series 2017A, 5.125%, 9/01/52, 144A
115	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding	No Opt. Call	A	136,970
	Series 2015, 5.000%, 3/01/25
	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding
	Series 2017:
15	5.000%, 6/01/32	12/27 at 100.00	A	18,863
20	3.000%, 6/01/32	12/27 at 100.00	A	21,593
45	New Jersey Economic Development Authority, Rutgers University General Obligation Lease	6/23 at 100.00	Aa3	65,776
	Revenue Bonds, Tender Option Bond 2016-XF2357, 14.783%, 6/15/46, 144A (IF) (4)
185	New Jersey Educational Facilities Authority, Revenue Bonds, College of New Jersey,	7/26 at 100.00	A+	195,103
	Refunding Series 2016F, 3.000%, 7/01/40
100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding	7/25 at 100.00	AA	111,163
	Series 2015H, 4.000%, 7/01/39 – AGM Insured
50	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University,	7/24 at 100.00	A+	56,983
	Series 2014A, 5.000%, 7/01/44
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University,
	Series 2012A:
100	5.000%, 7/01/32	7/21 at 100.00	Baa2	104,498
30	5.000%, 7/01/37	7/21 at 100.00	Baa2	31,281
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University,
	Series 2017F:
5	3.750%, 7/01/37	7/27 at 100.00	Baa2	5,360
100	4.000%, 7/01/42	7/27 at 100.00	Baa2	108,390
100	5.000%, 7/01/47	7/27 at 100.00	Baa2	116,832
75	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/23 at 100.00	A–	83,460
	Series 2013D, 5.000%, 7/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,
	Series 2016C:
$ 435	3.000%, 7/01/41	7/26 at 100.00	A–	$ 457,102
50	3.000%, 7/01/46	7/26 at 100.00	A–	52,172
25	4.000%, 7/01/46	7/26 at 100.00	A–	27,723
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of
	Technology, Series 2017A:
30	5.000%, 7/01/47	7/27 at 100.00	BBB+	36,807
200	4.000%, 7/01/47	7/27 at 100.00	BBB+	228,396
25	New Jersey Educational Facilities Authority, Revenue Bonds, The College of Saint	7/26 at 100.00	BB	27,363
	Elizabeth, Series 2016D, 5.000%, 7/01/46
265	New Jersey Higher Education Assistance Authority, Senior Student Loan Revenue Bonds,	6/28 at 100.00	Aaa	303,833
	Refunding Series 2018A, 4.000%, 12/01/35 (AMT)
100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Refunding	6/28 at 100.00	Aa1	103,084
	Senior Series 2019A, 2.375%, 12/01/29
20	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior	12/25 at 100.00	Aaa	20,598
	Lien Series 2016-1A, 2.750%, 12/01/27 (AMT)
200	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior	12/26 at 100.00	Aaa	222,344
	Lien Series 2017-1A, 4.000%, 12/01/40 (AMT)
150	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior	6/28 at 100.00	Aa1	159,644
	Series 2019B, 3.250%, 12/01/39 (AMT)
30	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	12/20 at 100.00	Aaa	30,923
	2010-2, 5.000%, 12/01/30
100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	12/22 at 100.00	Aaa	111,365
	2012-1B, 5.750%, 12/01/39 (AMT)
100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	12/22 at 100.00	Aaa	106,541
	2013-1A, 4.000%, 12/01/28 (AMT)
180	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	12/24 at 100.00	Aaa	198,761
	2015-1A, 4.000%, 12/01/30 (AMT)
160	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds,	6/28 at 100.00	A2	171,014
	Subordinate Series 2019C, 3.625%, 12/01/49 (AMT)
49	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender	12/22 at 100.00	Aaa	59,934
	Option Bond Trust 2015-XF0151, 8.658%, 12/01/23 (AMT), 144A (IF) (4)
200	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A,	7/25 at 100.00	A1	235,896
	5.000%, 7/01/45
3,739	Total Education and Civic Organizations			4,147,092
	Health Care – 14.5% (14.1% of Total Investments)
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue
	Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
105	5.000%, 2/15/25	2/24 at 100.00	BBB+	120,380
100	5.000%, 2/15/34	2/24 at 100.00	BBB+	113,744
105	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/23 at 100.00	BBB+	117,543
	Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42
200	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	7/21 at 100.00	BB+	211,252
	Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35
80	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital	1/27 at 100.00	AA–	91,275
	Corporation, Refunding Series 2016, 4.000%, 7/01/41
230	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health,	7/24 at 100.00	AA–	267,030
	Refunding Series 2014A, 5.000%, 7/01/44
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack
	Meridian Health Obligated Group, Refunding Series 2017A:
150	5.000%, 7/01/28	7/27 at 100.00	AA–	191,578
150	5.000%, 7/01/57	7/27 at 100.00	AA–	181,500

NJV	Nuveen New Jersey Municipal Value Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical	7/24 at 100.00	A+	$ 117,502
	Center, Refunding Series 2014A, 4.000%, 7/01/45
45	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health	7/26 at 100.00	AA–	50,789
	Obligated Group Issue, Refunding Series 2016A, 4.000%, 7/01/41
360	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health	7/27 at 100.00	AA–	439,337
	Obligated Group Issue, Series 2017A, 5.000%, 7/01/42 (UB) (4)
20	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health	No Opt. Call	AA–	21,077
	System Obligated Group, Refunding Series 2011, 5.000%, 7/01/21
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton
	HealthCare System, Series 2016A:
25	5.000%, 7/01/32	7/26 at 100.00	AA	31,061
40	5.000%, 7/01/33	7/26 at 100.00	AA	49,668
30	5.000%, 7/01/34	7/26 at 100.00	AA	37,217
130	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/24 at 100.00	AA–	151,828
	Johnson University Hospital Issue, Series 2014A, 5.000%, 7/01/39
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/23 at 100.00	AA–	124,608
	Johnson University Hospital, Series 2013A, 5.500%, 7/01/43
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	AA–	122,840
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s
	Healthcare System Obligated Group Issue, Refunding Series 2016:
10	3.000%, 7/01/32	7/26 at 100.00	BBB–	10,349
405	4.000%, 7/01/48	7/26 at 100.00	BBB–	444,115
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s	8/23 at 100.00	A–	107,787
	Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University
	Hospital Issue, Refunding Series 2015A:
130	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	143,866
110	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	126,721
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health
	System Obligated Group, Series 2019:
50	4.000%, 7/01/44	7/29 at 100.00	A+	58,874
200	3.000%, 7/01/49	7/29 at 100.00	A+	212,772
3,095	Total Health Care			3,544,713
	Housing/Multifamily – 8.3% (8.0% of Total Investments)
55	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Kean	1/27 at 100.00	BBB–	62,383
	Properties LLC – Kean University Student Housing Project, Series 2017A, 5.000%, 7/01/47
100	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan	1/25 at 100.00	BBB–	109,579
	Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48
155	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New	7/25 at 100.00	BB+	170,633
	Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47
130	New Jersey Housing & Mortgage Finance Agency, Multifamily Conduit Revenue Bonds,	No Opt. Call	Aaa	131,053
	Riverside Village Family Apartments Phase 1 Project, Series 2019F, 1.350%, 12/01/22
120	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A,	11/24 at 100.00	AA–	129,468
	4.000%, 11/01/45
270	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016B,	11/25 at 100.00	AA–	288,452
	3.600%, 11/01/40
435	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2018A,	11/27 at 100.00	AA–	485,665
	3.875%, 11/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 100	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2019A,	11/28 at 100.00	AA–	$ 105,544
	2.900%, 11/01/39
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2019B:
150	1.300%, 11/01/20	No Opt. Call	AA–	150,305
175	1.375%, 11/01/21	No Opt. Call	AA–	175,908
200	1.500%, 5/01/23	No Opt. Call	AA–	202,162
1,890	Total Housing/Multifamily			2,011,152
	Housing/Single Family – 4.8% (4.7% of Total Investments)
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2018A:
155	3.600%, 4/01/33	10/27 at 100.00	AA	173,098
95	3.750%, 10/01/35	10/27 at 100.00	AA	106,614
85	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,	10/27 at 100.00	AA	94,631
	Series 2018B, 3.800%, 10/01/32 (AMT)
720	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,	4/28 at 100.00	AA	798,768
	Series 2019C, 3.950%, 10/01/44 (UB) (4)
1,055	Total Housing/Single Family			1,173,111
	Long-Term Care – 1.5% (1.5% of Total Investments)
15	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project,	1/24 at 100.00	N/R	15,806
	Series 2014, 5.250%, 1/01/44
140	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/23 at 100.00	BBB–	149,440
	Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34
40	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/24 at 100.00	BBB–	43,973
	Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29
100	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal	1/28 at 102.00	N/R	102,490
	LLC Project, Series 2020, 5.000%, 1/01/40, 144A (WI/DD, Settling 3/05/20)
50	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive	10/26 at 102.00	N/R	53,559
	Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A
345	Total Long-Term Care			365,268
	Tax Obligation/General – 8.6% (8.3% of Total Investments)
80	Cumberland County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds,	10/28 at 100.00	AA	93,146
	County Correctional Facility Project, Series 2018, 4.000%, 10/01/43 – BAM Insured
125	Gloucester Township, New Jersey, General Obligation Bonds, Series 2019, 2.000%,	No Opt. Call	AA	129,137
	2/01/24 – BAM Insured
	Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018:
35	3.125%, 3/01/31 – BAM Insured	3/28 at 100.00	AA	38,473
30	3.250%, 3/01/32 – BAM Insured	3/28 at 100.00	AA	33,152
50	3.500%, 3/01/36 – BAM Insured	3/28 at 100.00	AA	55,610
100	Jersey City, New Jersey, General Obligation Bonds, Refunding General Improvement Series	11/27 at 100.00	AA–	126,989
	2017A, 5.000%, 11/01/29
125	Middlesex County, New Jersey, General Obligation Bonds, Refunding Redevelopment Series	No Opt. Call	AAA	159,406
	2017, 5.000%, 1/15/27
20	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding	1/24 at 100.00	AAA	23,070
	Parking Utility Series 2014A, 5.000%, 1/01/37
100	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding School	No Opt. Call	AAA	115,729
	Series 2017B, 4.000%, 3/01/25
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking
	Revenue Bonds, Refunding Series 2016A:
300	5.000%, 9/01/32 – BAM Insured	9/26 at 100.00	AA	370,017
140	5.000%, 9/01/39 – BAM Insured	9/26 at 100.00	AA	168,882
100	New Jersey State, General Obligation Bonds, Various Purpose Series 2020, 2.250%, 6/01/35	12/27 at 100.00	A–	100,476

NJV	Nuveen New Jersey Municipal Value Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 200	Ocean City, New Jersey, General Obligation Bonds, General Improvement Series 2019,	9/26 at 100.00	AA	$ 204,052
	2.250%, 9/15/33
125	Sussex County, New Jersey, General Obligation Bonds, Series 2019, 3.000%, 6/01/27	6/26 at 100.00	AA+	139,912
150	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue	12/21 at 100.00	AA+	160,863
	Bonds, Covantan Union Inc Lessee, Refunding Series 2011B, 5.250%, 12/01/31 (AMT)
170	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency	6/21 at 100.00	Aaa	178,223
	Revenue Bonds, Series 2011A, 5.000%, 6/15/41
1,850	Total Tax Obligation/General			2,097,137
	Tax Obligation/Limited – 16.1% (15.6% of Total Investments)
245	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,	No Opt. Call	AA	313,823
	Series 2005A, 5.750%, 11/01/28 – AGM Insured
150	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds,	5/26 at 100.00	AA	180,377
	Hudson County Vocational Technical Schools Project, Series 2016, 5.250%, 5/01/51
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds,
	Series 2012:
250	5.000%, 6/15/25	6/22 at 100.00	BBB+	269,180
400	5.000%, 6/15/28	6/22 at 100.00	BBB+	428,992
100	New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project,	12/28 at 100.00	A–	118,513
	Series 2017B, 4.500%, 6/15/40
125	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge,	7/27 at 100.00	BBB+	133,866
	Refunding Series 2017A, 3.375%, 7/01/30
2,170	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	A–	1,262,354
	2009A, 0.000%, 12/15/39
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2011B:
180	5.500%, 6/15/31	6/21 at 100.00	A–	189,932
275	5.250%, 6/15/36	6/21 at 100.00	A–	288,904
5	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/22 at 100.00	A–	5,359
	2012A, 5.000%, 6/15/42
25	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	A–	29,231
	2018A, 4.250%, 12/15/38
100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	A–	116,570
	2019AA, 4.500%, 6/15/49
230	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	A–	245,624
	2019BB, 3.500%, 6/15/46
110	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile	No Opt. Call	Aaa	331,958
	Detention Center Facility Project, Tender Option Bond Trust 2015-XF1019, 20.136%, 5/01/30,
	144A (IF) (4)
4,365	Total Tax Obligation/Limited			3,914,683
	Transportation – 16.7% (16.2% of Total Investments)
250	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series	3/20 at 100.00	Baa2	250,905
	2005A, 5.250%, 6/01/20 – NPFG Insured
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
150	4.125%, 1/01/39	1/24 at 100.00	A1	164,778
200	5.000%, 1/01/44	1/24 at 100.00	A1	225,934
130	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2019,	1/29 at 100.00	A1	153,933
	4.000%, 1/01/44
540	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System	7/27 at 100.00	A1	664,200
	Revenue Bonds, Series 2017, 5.000%, 7/01/47
295	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System	No Opt. Call	A1	388,547
	Revenue Bonds, Series 2019A, 5.000%, 7/01/28

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 175	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	$ 226,632
	5.000%, 1/01/37
295	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds,	1/23 at 100.00	A	325,108
	Port District Project, Series 2012, 5.000%, 1/01/27
190	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	BBB	216,610
	Replacement Project, Series 2013, 5.625%, 1/01/52 (AMT)
80	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	3/24 at 101.00	BB	92,786
	Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)
320	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark	10/27 at 100.00	Ba1	376,909
	Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/47 (AMT)
255	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	A+	301,175
315	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	AA–	360,335
	Seventy Ninth Series 2013, 5.000%, 12/01/43
250	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/29 at 100.00	AA	327,802
	Refunding Series 2019A, 5.000%, 11/01/31 – AGM Insured
3,445	Total Transportation			4,075,654
	U.S. Guaranteed – 6.5% (6.4% of Total Investments) (5)
110	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation	3/25 at 100.00	AA–	132,575
	Bonds, Refunding Series 2015, 5.000%, 3/01/38 (Pre-refunded 3/01/25)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident
	Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
100	5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R	101,225
50	5.875%, 6/01/42 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R	50,628
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical
	Center Obligated Group Issue, Refunding Series 2013:
20	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	22,888
85	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	97,426
75	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas	7/21 at 100.00	N/R	79,748
	Health Care System, Refunding Series 2011A, 5.625%, 7/01/37 (Pre-refunded 7/01/21)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2011A:
85	6.000%, 6/15/35 (Pre-refunded 6/15/21)	6/21 at 100.00	A–	90,653
275	5.500%, 6/15/41 (Pre-refunded 6/15/21)	6/21 at 100.00	A–	291,574
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2011B:
65	5.000%, 6/15/37 (Pre-refunded 6/15/21)	6/21 at 100.00	A–	68,504
530	5.000%, 6/15/42 (Pre-refunded 6/15/21)	6/21 at 100.00	A–	558,567
10	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue	5/20 at 100.00	Aa1	10,069
	Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42 (Pre-refunded 5/01/20)
60	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond 2016-XF2356,	5/23 at 100.00	Aa3	91,919
	15.088%, 5/01/43, (Pre-refunded 5/01/23), 144A (IF) (4)
1,465	Total U.S. Guaranteed			1,595,776
	Utilities – 5.1% (4.9% of Total Investments)
470	Essex County Improvement Authority, New Jersey, Solid Waste Disposal Revenue Bonds,	7/20 at 100.00	BB–	476,120
	Covanta Project, Series 2015, 5.250%, 7/01/45 (AMT), 144A
300	Industrial Pollution Control Financing Authority of Cape May County (New Jersey),	No Opt. Call	A	316,713
	Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company
	Project), 6.800%, 3/01/21 – NPFG Insured
205	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New	8/24 at 100.00	Aa3	208,450
	Jersey Natural Gas Company Project, Refunding Series 2011A, 2.750%, 8/01/39
160	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New	12/29 at 100.00	A+	166,851
	Jersey-American Water Company Inc Project, Refunding Series 2019A, 2.200%, 10/01/39 (AMT)
	(Mandatory Put 12/03/29)

NJV	Nuveen New Jersey Municipal Value Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 60	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB	$ 64,892
	Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)
1,195	Total Utilities			1,233,026
	Water and Sewer – 0.5% (0.4% of Total Investments)
100	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex	8/29 at 100.00	A+	112,827
	Water Company, Series 2019, 4.000%, 8/01/59 (AMT)
$ 23,289	Total Long-Term Investments (cost $22,552,294)			25,126,835
	Floating Rate Obligations – (3.3)%			(810,000)
	Other Assets Less Liabilities – 0.2% (6)			55,483
	Net Assets Applicable to Common Shares – 100%			$ 24,372,318

Investments in Derivatives
Futures Contracts

Variation
						Unrealized	Margin
	Contract	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Position	Contracts	Date	Amount	Value	(Depreciation)	(Payable)
U.S. Treasury 5-Year Note	Short	(23)	6/20	$(2,790,296)	$(2,823,250)	$(32,954)	$(21,922)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NQP	Nuveen Pennsylvania Quality Municipal
Income Fund
Portfolio of Investments
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 156.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 153.6% (98.2% of Total Investments)
	Consumer Staples – 0.4% (0.3% of Total Investments)
$ 2,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue	No Opt. Call	AA–	$ 2,701,400
	Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (AMT)
	Education and Civic Organizations – 18.0% (11.5% of Total Investments)
1,160	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue	No Opt. Call	Baa3	1,348,767
	Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28
940	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	3/23 at 100.00	A	977,967
	Duquesne University, Series 2013A, 3.500%, 3/01/34
	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,
	Robert Morris University, Series 2016:
735	3.000%, 10/15/30	10/26 at 100.00	Baa3	737,352
1,000	5.000%, 10/15/38	10/26 at 100.00	Baa3	1,135,100
1,625	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	10/27 at 100.00	Baa3	1,849,786
	Robert Morris University, Series 2017, 5.000%, 10/15/47
	Berks County Municipal Authority, Pennsylvania University, Revenue Bonds, Alvernia
	University Project, Series 2020:
590	5.000%, 10/01/39	10/29 at 100.00	BB+	686,518
20	5.000%, 10/01/49	10/29 at 100.00	BB+	22,897
3,215	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane	3/27 at 100.00	BBB–	3,788,653
	Charter School Project, Series 2016, 5.125%, 3/15/36
835	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School	12/27 at 100.00	BBB–	967,698
	Revenue Bonds, Series 2017A, 5.000%, 12/15/47
2,200	Crawford County Industrial Development Authority, Pennsylvania, College Revenue Bonds,	5/26 at 100.00	A–	2,306,656
	Allegheny College, Series 2016, 3.000%, 5/01/34
1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Dickinson College	11/27 at 100.00	A+	1,227,740
	Project, Second Series 2017A, 5.000%, 11/01/39
1,470	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University	5/29 at 100.00	Baa3	1,712,168
	Project, Series 2019, 5.000%, 5/01/48
1,020	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University,	5/24 at 100.00	Baa3	1,118,736
	Series 2014, 5.000%, 5/01/37
750	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University,	3/20 at 100.00	AA	751,440
	Series 2006, 4.500%, 10/01/27 – RAAI Insured
4,595	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon	11/26 at 100.00	BBB+	4,894,272
	University, Series 2016, 4.000%, 5/01/46
2,395	General Authority of Southcentral Pennsylvania, Revenue Bonds, AICUP Financing	10/27 at 100.00	A–	2,602,982
	Program-York College of Pennsylvania, Series 2017 PP4, 3.375%, 11/01/37
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College,
	Series 2016OO2:
590	3.250%, 5/01/36	5/26 at 100.00	BBB+	623,034
1,555	3.500%, 5/01/41	5/26 at 100.00	BBB+	1,647,694
	Lackawanna County Industrial Development Authority, Pennsylvania, Revenue Bonds,
	University of Scranton, Series 2017:
475	3.375%, 11/01/33	11/27 at 100.00	A–	516,871
2,910	4.000%, 11/01/40	11/27 at 100.00	A–	3,222,185
5,235	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of	5/22 at 100.00	A	5,608,413
	Technology, Series 2012, 5.000%, 5/01/32

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,855	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/28 at 100.00	A	$ 2,303,984
	Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2019:
3,410	4.000%, 9/01/44	9/29 at 100.00	A	3,940,630
395	4.000%, 9/01/49	9/29 at 100.00	A	453,369
2,155	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	4/20 at 100.00	BBB	2,163,017
	Arcadia University, Series 2010, 5.625%, 4/01/40
1,465	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family	9/23 at 100.00	BBB–	1,656,842
	University, Series 2013A, 6.500%, 9/01/38
1,625	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State	3/20 at 100.00	Aa3	1,629,712
	System of Higher Education, Series 2008AH, 5.000%, 6/15/33
2,415	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing	11/21 at 100.00	A–	2,568,932
	Program-Mount Aloysius College Project, Series 2011R-1, 5.000%, 11/01/35
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Bryn Mawr College,
	Refunding Series 2014:
2,545	5.000%, 12/01/38	12/24 at 100.00	AA+	3,010,862
2,080	5.000%, 12/01/44	12/24 at 100.00	AA+	2,447,370
85	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University,	5/21 at 100.00	A	88,926
	Series 2011A, 5.250%, 5/01/41
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy	5/22 at 100.00	BBB	1,076,430
	College, Series 2012-KK1, 5.375%, 5/01/42
320	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University,	11/22 at 100.00	BBB–	336,896
	Series 2012, 4.000%, 5/01/32
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University,	4/22 at 100.00	Aa3	2,144,000
	First Series of 2012, 5.000%, 4/01/42
7,125	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson	3/25 at 100.00	A	8,391,255
	University, Refunding Series 2015A, 5.250%, 9/01/50 (UB) (5)
760	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson	9/22 at 100.00	A	824,121
	University, Series 2012, 5.000%, 3/01/42
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the
	Sciences in Philadelphia, Series 2012:
1,030	4.000%, 11/01/39	11/22 at 100.00	Baa1	1,081,912
4,300	5.000%, 11/01/42	11/22 at 100.00	Baa1	4,663,178
1,310	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the	11/25 at 100.00	Baa1	1,524,250
	Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/36
1,590	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University,	7/23 at 100.00	A–	1,762,324
	Series 2013A, 5.500%, 7/15/38
1,255	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle	11/27 at 100.00	BBB–	1,332,132
	University, Series 2017, 3.625%, 5/01/35
554	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	3/20 at 100.00	N/R	5,540
	Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36 (4)
4,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	6/20 at 100.00	BB	4,546,485
	Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43, 144A
500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard	3/20 at 100.00	N/R	487,710
	Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33
2,420	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	3/28 at 100.00	BB+	2,691,960
	University of the Arts, Series 2017, 5.000%, 3/15/45, 144A
2,320	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, Revenue Bonds,	5/26 at 100.00	A–	2,714,493
	University of Scranton, Series 2016, 5.000%, 11/01/37
5,250	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds,	6/26 at 100.00	BB+	5,642,280
	Marywood University, Series 2016, 5.000%, 6/01/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 5,000	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton	3/21 at 100.00	A1	$ 5,224,150
	County Area Community College, Series 2011, 5.500%, 3/01/31
3,555	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds,	11/27 at 100.00	A–	3,856,997
	AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5,
	3.375%, 11/01/36
	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton,
	Series 2015A:
1,890	5.000%, 11/01/32	11/25 at 100.00	A–	2,251,198
740	5.000%, 11/01/33	11/25 at 100.00	A–	878,765
740	4.000%, 11/01/35	11/25 at 100.00	A–	821,378
100,504	Total Education and Civic Organizations			110,268,027
	Health Care – 33.0% (21.1% of Total Investments)
17,075	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	19,354,683
	Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University
	of Pittsburgh Medical Center, Series 2019A:
210	4.000%, 7/15/35	7/29 at 100.00	A+	250,925
1,000	4.000%, 7/15/37	7/29 at 100.00	A+	1,188,500
460	4.000%, 7/15/38	7/29 at 100.00	A+	544,911
	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health
	System, Inc, Series 2012:
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Tower Health Project, Series 2017:
10,000	5.000%, 11/01/50	11/27 at 100.00	BBB+	11,900,900
4,100	5.000%, 11/01/50 (UB) (5)	11/27 at 100.00	BBB+	4,879,369
3,300	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital &	5/22 at 100.00	BBB+	3,449,391
	Medical Center Project, Series 2012A, 4.500%, 11/01/41
	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany
	Medical Center Project, Series 2016A:
805	5.000%, 11/15/41	11/25 at 100.00	AA–	944,901
2,985	5.000%, 11/15/46	11/25 at 100.00	AA–	3,465,943
	Chester County Health and Education Facilities Authority, Pennsylvania, Health System
	Revenue Bonds, Main Line Health System, Series 2017A:
3,200	4.000%, 10/01/36	10/27 at 100.00	AA	3,750,272
1,935	4.000%, 10/01/37	10/27 at 100.00	AA	2,261,570
6,395	Chester County Health and Education Facilities Authority, Pennsylvania, Health System	9/30 at 100.00	AA	7,594,063
	Revenue Bonds, Main Line Health System, Series 2020A, 4.000%, 9/01/50
	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle
	Health System Project, Refunding Series 2016A:
1,375	5.000%, 6/01/34	6/26 at 100.00	A+	1,658,346
375	5.000%, 6/01/35	6/26 at 100.00	A+	451,643
3,460	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/22 at 100.00	A+	3,730,295
	Health System Project, Series 2012A, 5.000%, 6/01/42
1,500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A,	7/23 at 100.00	BBB–	1,657,995
	5.000%, 7/01/28
2,275	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A,	7/26 at 100.00	BBB–	2,638,067
	5.000%, 7/01/41
1,225	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A,	7/29 at 100.00	BBB–	1,338,227
	4.000%, 7/01/45
5,000	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands	1/28 at 100.00	A–	6,026,600
	Healthcare, Series 2018, 5.000%, 7/15/48
4,555	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	6/24 at 100.00	AA	5,197,164
	Geisinger Health System, Series 2014A, 5.000%, 6/01/41

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,370	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana	6/23 at 100.00	Ba2	$ 1,510,329
	Regional Medical Center, Series 2014A, 6.000%, 6/01/39
2,200	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	2,649,020
	System, Refunding Series 2016B, 5.000%, 8/15/46 (UB) (5)
3,000	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	3,630,510
	System, Series 2016A, 5.000%, 8/15/42 (UB) (5)
3,450	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh	7/26 at 100.00	A+	3,925,134
	Valley Health Network, Refunding Series 2016A, 4.000%, 7/01/35
2,565	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh	7/22 at 100.00	A+	2,698,662
	Valley Health Network, Series 2012B, 4.000%, 7/01/43
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd
	Group, Refunding Series 2016:
1,265	3.000%, 11/01/36	5/26 at 100.00	A	1,336,055
2,850	4.000%, 11/01/41 (UB) (5)	5/26 at 100.00	A	3,098,007
4,955	4.000%, 11/01/46 (UB) (5)	5/26 at 100.00	A	5,360,864
4,600	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd	11/22 at 100.00	A	4,805,114
	Group, Series 2012, 4.000%, 11/01/32
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center,
	Series 2016:
1,020	3.375%, 7/01/32	7/26 at 100.00	A+	1,094,021
2,650	5.000%, 7/01/41	7/26 at 100.00	A+	3,146,743
7,500	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	8,596,500
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
4,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of	7/23 at 100.00	A+	4,418,240
	Pittsburgh Medical Center, Series 2013A, 5.000%, 7/01/43
16,385	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/26 at 100.00	AA	18,633,677
	Pennsylvania Health System, Refunding Series 2016C, 4.000%, 8/15/41 (UB) (5)
3,100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/22 at 100.00	AA	3,348,372
	Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42
13,525	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/29 at 100.00	AA	15,880,920
	Pennsylvania Health System, Series 2019, 4.000%, 8/15/49 (UB) (5)
4,885	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	BBB–	5,313,805
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42
2,440	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/21 at 100.00	AA	2,801,828
	Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 2015-XF0114,
	11.212%, 7/01/41, 144A (IF)
	Pocono Mountains Industrial Park Authority, Pennsylvania, Hospital Revenue Bonds, Saint
	Luke’s Hospital -Monroe Project, Series 2015A:
3,000	5.000%, 8/15/40	2/25 at 100.00	A–	3,480,720
1,170	4.000%, 8/15/45	2/25 at 100.00	A–	1,280,588
3,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network,	1/27 at 100.00	A+	3,573,030
	Series 2016B, 5.000%, 7/01/45
2,000	Saint Mary Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Trinity Health	12/28 at 100.00	AA–	2,533,240
	Credit Group, Refunding Series 2019PA, 5.000%, 12/01/48
3,000	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated	6/24 at 100.00	Aa3	3,387,720
	Group, Refunding Series 2014A, 5.000%, 6/01/44
2,000	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated	6/29 at 100.00	Aa3	2,516,500
	Group, Series 2019A, 5.000%, 6/01/49
1,800	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital	7/27 at 100.00	BBB–	2,171,862
	Revenue Bonds, Temple University Health System Obligated Group, Series of 2017,
	5.000%, 7/01/30
3,470	Washington County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The	7/23 at 100.00	A	3,807,145
	Washington Hospital Project, Series 2013A, 5.000%, 7/01/28

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy
	Spirit Hospital of the Sisters of Christian Charity, Series 2011B:
$ 1,835	5.625%, 1/01/32	1/22 at 100.00	AA	$ 1,981,029
1,970	5.750%, 1/01/41	1/22 at 100.00	AA	2,130,457
575	Westmoreland County Industrial Development Authority, Pennsylvania, Health System	7/20 at 100.00	Baa1	581,659
	Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30
176,810	Total Health Care			201,975,516
	Housing/Multifamily – 1.2% (0.8% of Total Investments)
160	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue	8/23 at 100.00	Baa3	175,833
	Bonds, University Student Housing, LLC Project at West Chester University Series 2013A,
	5.000%, 8/01/45
1,650	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion	7/24 at 100.00	Baa3	1,751,656
	University Foundation Inc Student Housing Project at Clarion University, Series 2014A,
	5.000%, 7/01/45
1,235	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/24 at 100.00	BBB–	1,382,978
	Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46
1,900	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/25 at 100.00	BBB–	2,167,672
	Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47
270	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University	7/26 at 100.00	Baa3	319,224
	Properties Inc Student Housing Project at East Stroudsburg University of Pennsylvania, Series
	2016A, 5.000%, 7/01/31
1,577	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing	3/20 at 100.00	Baa3	1,579,618
	Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A,
	5.625%, 7/01/35
6,792	Total Housing/Multifamily			7,376,981
	Housing/Single Family – 14.9% (9.5% of Total Investments)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
	Series 2012-114:
4,750	3.300%, 10/01/32 (UB) (5)	10/21 at 100.00	AA+	4,855,070
4,425	3.650%, 10/01/37	10/21 at 100.00	AA+	4,521,554
2,275	3.650%, 10/01/37 (UB) (5)	10/21 at 100.00	AA+	2,324,641
1,830	3.700%, 10/01/42 (UB) (5)	10/21 at 100.00	AA+	1,866,728
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series
	2015-116B:
2,330	3.950%, 10/01/40 (UB) (5)	10/24 at 100.00	AA+	2,506,381
3,000	4.000%, 4/01/45 (UB) (5)	10/24 at 100.00	AA+	3,200,220
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series
	2015-117B:
3,290	3.900%, 10/01/35 (UB)	10/24 at 100.00	AA+	3,566,163
870	4.050%, 10/01/40 (UB) (5)	4/20 at 100.00	AA+	872,210
2,045	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/25 at 100.00	AA+	2,186,984
	2016-119, 3.500%, 10/01/36
7,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/25 at 100.00	AA+	7,340,550
	2016-120, 3.200%, 4/01/40 (UB) (5)
22,450	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/25 at 100.00	AA+	23,483,149
	2016-121, 3.200%, 10/01/41 (UB) (5)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
	Series 2017-122:
2,000	3.650%, 10/01/32 (UB) (5)	4/26 at 100.00	AA+	2,203,580
6,725	3.900%, 10/01/36 (UB) (5)	4/26 at 100.00	AA+	7,427,224
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series
	2017-123B:
4,160	3.450%, 10/01/32 (UB) (5)	10/26 at 100.00	AA+	4,578,496
4,165	3.900%, 10/01/37 (UB) (5)	10/26 at 100.00	AA+	4,622,275

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 5,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/26 at 100.00	AA+	$ 5,413,900
	2017-124B, 3.500%, 10/01/37 (UB) (5)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
	Series 2018-126A:
2,400	3.700%, 10/01/33 (UB) (5)	4/27 at 100.00	AA+	2,693,304
2,260	3.950%, 10/01/38 (UB) (5)	4/27 at 100.00	AA+	2,533,460
3,880	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/29 at 100.00	AA+	4,117,378
	2019-131A, 3.000%, 10/01/39
520	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option	10/22 at 100.00	AA+	589,342
	Bonds Trust 2015-XF0109, 8.274%, 10/01/31, 144A (IF) (5)
85,375	Total Housing/Single Family			90,902,609
	Industrials – 0.9% (0.6% of Total Investments)
	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue
	Refunding Bonds, Amtrak Project, Series 2012A:
2,495	5.000%, 11/01/23 (AMT)	11/22 at 100.00	A1	2,747,943
545	5.000%, 11/01/27 (AMT)	11/22 at 100.00	A1	598,830
2,000	5.000%, 11/01/41 (AMT)	11/22 at 100.00	A1	2,165,060
5,040	Total Industrials			5,511,833
	Long-Term Care – 6.8% (4.3% of Total Investments)
	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities Revenue
	Bonds, The Highlands at Wyomissing, Series 2018:
1,000	5.000%, 5/15/43	5/25 at 102.00	BBB	1,143,890
400	5.000%, 5/15/48	5/25 at 102.00	BBB	454,944
	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities
	Revenue Bonds, Highlands at Wyomissing, Series 2017A:
940	5.000%, 5/15/37	5/27 at 100.00	BBB	1,113,975
1,160	5.000%, 5/15/47	5/27 at 100.00	BBB	1,348,117
1,760	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,	12/25 at 103.00	N/R	1,984,893
	Simpson Senior Services Project, Series 2019, 5.000%, 12/01/51
230	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,	12/25 at 100.00	N/R	258,617
	Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/35
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2016:
985	5.000%, 1/01/28	1/26 at 100.00	BBB+	1,158,281
1,815	5.000%, 1/01/29	1/26 at 100.00	BBB+	2,132,843
735	5.000%, 1/01/30	1/26 at 100.00	BBB+	860,582
300	3.250%, 1/01/36	1/26 at 100.00	BBB+	309,645
2,015	3.250%, 1/01/39	1/26 at 100.00	BBB+	2,074,523
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
4,380	4.000%, 1/01/33	1/25 at 100.00	BBB+	4,687,607
5,740	5.000%, 1/01/38	1/25 at 100.00	BBB+	6,484,535
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2019A:
690	4.125%, 1/01/38	1/29 at 100.00	BBB+	769,274
1,410	5.000%, 1/01/39	1/29 at 100.00	BBB+	1,712,741
3,005	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania	1/25 at 104.00	N/R	3,358,298
	Obligated Group, Refunding Series 2019, 5.000%, 1/01/45
650	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic	5/25 at 100.00	A	745,999
	Villages Project, Series 2015, 5.000%, 11/01/35
530	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint	4/22 at 100.00	BB+	557,979
	Anne’s Retirement Community, Inc, Series 2012, 5.000%, 4/01/33
	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint
	Anne’s Retirement Community, Inc, Series 2020:
975	5.000%, 3/01/40 (WI/DD, Settling 3/03/20)	3/27 at 102.00	BB+	1,137,991
715	5.000%, 3/01/50 (WI/DD, Settling 3/03/20)	3/27 at 102.00	BB+	825,074

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 1,250	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes	7/25 at 100.00	BBB–	$ 1,376,725
	Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45
1,500	Langhorne Manor Boro Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	3/20 at 100.00	A–	1,502,130
	Woods Services Project, Series 2013, 4.000%, 11/15/38
2,150	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS	5/22 at 100.00	A–	2,325,096
	Retirement-Life Communities, Inc Obligated Group, Refunding Series 2012, 5.000%, 11/15/26
	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds,
	Morningstar Senior Living, Inc, Series 2019:
1,845	5.000%, 11/01/44	11/26 at 103.00	BB+	2,112,820
1,000	5.000%, 11/01/49	11/26 at 103.00	BB+	1,138,610
37,180	Total Long-Term Care			41,575,189
	Materials – 1.1% (0.7% of Total Investments)
6,455	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	6,982,374
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)
	Tax Obligation/General – 21.7% (13.9% of Total Investments)
840	Adams County, Pennsylvania, General Obligation Bonds, Series 2017B, 2.500%, 11/15/29	11/25 at 100.00	Aa2	893,222
1,700	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65,	5/21 at 100.00	AA–	1,787,244
	5.375%, 5/01/31
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72:
2,780	5.250%, 12/01/32	12/23 at 100.00	AA–	3,223,632
2,000	5.250%, 12/01/33	12/23 at 100.00	AA–	2,318,460
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
1,750	5.000%, 12/01/32	12/24 at 100.00	AA–	2,067,695
1,285	5.000%, 12/01/34	12/24 at 100.00	AA–	1,514,141
2,400	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2018C-77,	11/28 at 100.00	AA–	3,031,776
	5.000%, 11/01/43
5,100	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012,	12/22 at 100.00	AA–	5,647,587
	5.000%, 12/01/37
	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds,
	Refunding Series 2016:
1,500	4.000%, 8/01/31	8/26 at 100.00	Aa2	1,762,710
1,255	4.000%, 8/01/33	8/26 at 100.00	Aa2	1,464,033
1,950	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General	4/24 at 100.00	AA–	2,237,216
	Obligation Bonds, Series 2015, 5.000%, 10/01/38
	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation
	Bonds, Series 2014D:
3,000	5.000%, 12/15/37	12/24 at 100.00	AA	3,510,990
1,075	5.000%, 12/15/38 – BAM Insured	12/24 at 100.00	AA	1,256,847
1,100	5.000%, 12/15/39	12/24 at 100.00	AA	1,286,065
2,900	Colonial School District, Montgomery County, Pennsylvania, General Obligation Bonds,	2/27 at 100.00	Aaa	3,564,361
	Series 2020, 5.000%, 2/15/44
7,465	Erie City School District, Erie County, Pennsylvania, General Obligation Bonds, Series	No Opt. Call	N/R	5,866,744
	2000, 0.000%, 9/01/30 – AMBAC Insured
6,225	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds,	11/23 at 100.00	AA	7,030,888
	Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured
	North Allegheny School District, Allegheny County, Pennsylvania, General Obligation
	Bonds, Series 2015:
5,000	5.000%, 5/01/31	5/25 at 100.00	AA	5,997,550
4,000	5.000%, 5/01/32	5/25 at 100.00	AA	4,787,920
2,875	5.000%, 5/01/33	5/25 at 100.00	AA	3,434,734
	Penn Manor School District, Lancaster County, Pennsylvania, General Obligation Bonds,
	Series 2019A:
1,000	4.000%, 3/01/35	9/27 at 100.00	AA	1,158,540
1,000	4.000%, 3/01/36	9/27 at 100.00	AA	1,156,190

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Pennsbury School District, Bucks County, Pennsylvania, General Obligation Bonds,
	Series 2016A:
$ 1,000	5.000%, 10/01/33	4/25 at 100.00	Aa2	$ 1,192,640
2,660	5.000%, 10/01/34	4/25 at 100.00	Aa2	3,168,752
2,045	5.000%, 10/01/35	4/25 at 100.00	Aa2	2,433,018
2,620	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	3,046,667
	Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/30 – AGM Insured
3,925	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A,	No Opt. Call	A+	5,355,663
	5.000%, 6/01/34 – NPFG Insured
745	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds,	9/22 at 100.00	AA	822,137
	Series 2014A, 5.000%, 9/01/25 – BAM Insured
	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,590	5.000%, 9/01/25	9/22 at 100.00	AA–	2,850,709
6,800	5.000%, 9/01/26	9/22 at 100.00	AA–	7,475,648
1,000	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37	11/22 at 100.00	Aa1	1,070,710
11,440	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series	No Opt. Call	Baa2	8,856,848
	2003B, 0.000%, 1/15/32 – NPFG Insured
	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016:
260	5.000%, 11/15/26	5/24 at 100.00	BB+	290,761
2,925	5.000%, 11/15/32	5/24 at 100.00	BB+	3,228,966
21,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia	No Opt. Call	AA	27,633,690
	School District, Series 2003, 5.500%, 6/01/28 – AGM Insured (UB) (5)
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,
	Guaranteed Lease Revenue Bonds, Series 2016A:
170	5.000%, 11/15/21	No Opt. Call	BB+	176,045
170	5.000%, 11/15/28	5/24 at 100.00	BB+	179,124
117,550	Total Tax Obligation/General			132,779,923
	Tax Obligation/Limited – 9.3% (5.9% of Total Investments)
1,070	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg	3/20 at 100.00	N/R	1,070,086
	Mills Project, Series 2004, 5.600%, 7/01/23
1,475	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax	5/22 at 100.00	Baa3	1,580,094
	Revenue Bonds, Series 2012A, 5.000%, 5/01/35
155	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/28 at 100.00	Ba3	188,840
	Bonds, City Center Project, Series 2018, 5.000%, 5/01/33, 144A
1,115	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba3	1,305,464
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
1,000	Chester, Delaware County, Pennsylvania, Tax and Revenue Anticipation Notes, Series 2020,	7/20 at 100.00	N/R	988,073
	4.125%, 11/30/20, 144A
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
1,135	5.000%, 6/01/33	6/28 at 100.00	A1	1,431,882
1,250	4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	1,436,975
7,215	4.000%, 6/01/39 – AGM Insured (UB) (5)	6/28 at 100.00	AA	8,294,220
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,670	5.250%, 1/01/36	1/22 at 100.00	BB	1,777,130
655	5.125%, 1/01/42	1/22 at 100.00	BB	693,435
1,620	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue	7/24 at 100.00	N/R	1,710,331
	Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate
	Special Revenue Bonds, Series 2014A:
2,650	0.000%, 12/01/37 (6)	12/26 at 100.00	AA–	2,894,383
4,000	0.000%, 12/01/44 (6)	12/26 at 100.00	AA–	4,339,160
2,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Series	12/28 at 100.00	A+	3,100,050
	2018B, 5.000%, 12/01/48
5,530	Philadelphia Authority For Industrial Development, Pennsylvania, City Agreement Revenue	12/25 at 100.00	A	6,681,567
	Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/30

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 3,820	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel	8/22 at 100.00	AA	$ 4,180,035
	Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGM Insured
4,225	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	4,777,250
	5.500%, 7/01/29 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
83	4.750%, 7/01/53	7/28 at 100.00	N/R	93,966
3,885	5.000%, 7/01/58	7/28 at 100.00	N/R	4,455,590
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
705	4.329%, 7/01/40	7/28 at 100.00	N/R	783,537
413	4.329%, 7/01/40	7/28 at 100.00	N/R	459,008
3,295	4.784%, 7/01/58	7/28 at 100.00	N/R	3,724,174
825	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center	1/28 at 100.00	BB	919,817
	Tax Increment Bonds, Series 2018, 5.000%, 7/01/35
50,291	Total Tax Obligation/Limited			56,885,067
	Transportation – 9.8% (6.3% of Total Investments)
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds,
	Port District Project, Series 2012:
2,425	5.000%, 1/01/23	No Opt. Call	A	2,676,836
2,310	5.000%, 1/01/24	1/23 at 100.00	A	2,552,481
610	5.000%, 1/01/25	1/23 at 100.00	A	673,849
4,000	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	4,504,840
	Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured
12,100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series	12/27 at 100.00	A	16,380,617
	2009E, 6.375%, 12/01/38
820	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second	6/26 at 100.00	A3	982,827
	Series 2016B-2, 5.000%, 6/01/39
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/44	12/24 at 100.00	A+	3,487,620
10,470	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%,	12/25 at 100.00	A1	12,409,672
	12/01/45 (UB) (5)
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	AA	2,587,640
	6.250%, 6/01/33 – AGM Insured
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2017B-1:
1,430	5.000%, 6/01/31	6/27 at 100.00	A3	1,779,721
1,430	5.000%, 6/01/33	6/27 at 100.00	A3	1,767,852
1,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A,	12/29 at 100.00	A3	1,709,040
	4.000%, 12/01/49
585	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A, 3.000%,	7/27 at 100.00	AA	625,540
	7/01/34 – AGM Insured
1,500	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%,	7/27 at 100.00	A	1,817,955
	7/01/42 (AMT)
1,865	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.250%, 6/15/28	6/20 at 100.00	A	1,887,380
	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking
	Revenue Bonds, Series 2017:
1,000	5.000%, 12/15/30	12/27 at 100.00	A	1,252,370
500	5.000%, 12/15/33	12/27 at 100.00	A	621,640
550	5.000%, 12/15/34	12/27 at 100.00	A	682,242
1,000	5.000%, 12/15/36	12/27 at 100.00	A	1,224,990
250	5.000%, 12/15/37	12/27 at 100.00	A	304,933
49,345	Total Transportation			59,930,045
	U.S. Guaranteed – 19.4% (12.4% of Total Investments) (7)
2,325	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%,	5/21 at 100.00	N/R	2,448,504
	5/01/31 (Pre-refunded 5/01/21)

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health
	System, Inc, Series 2012:
$ 4,010	5.000%, 5/15/26 (Pre-refunded 5/15/21)	5/21 at 100.00	AA–	$ 4,207,212
2,000	5.000%, 5/15/28 (Pre-refunded 5/15/21)	5/21 at 100.00	AA–	2,098,360
1,910	5.000%, 5/15/27 (Pre-refunded 5/15/21)	5/21 at 100.00	AA–	2,003,934
3,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds,	6/23 at 100.00	A2	3,427,710
	Series 2013, 5.250%, 6/01/43 (Pre-refunded 6/01/23)
	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond
	Trust 2015-XF0123:
825	11.158%, 12/01/29, AGM Insured, (Pre-refunded 12/01/21), 144A (IF) (5)	12/21 at 100.00	AA	1,008,282
1,665	11.167%, 12/01/33, (Pre-refunded 12/01/21), 144A (IF) (5)	12/21 at 100.00	AA	2,035,263
4,000	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health,	12/21 at 100.00	AA–	4,311,240
	Refunding Series 2011, 5.375%, 12/01/41 (Pre-refunded 12/01/21)
4,100	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany	11/21 at 100.00	AA–	4,522,382
	Medical Center Project, Series 2011, 7.000%, 11/15/46 (Pre-refunded 11/15/21)
310	Centre County, Pennsylvania, General Obligation Bonds, Series 2012B, 4.000%, 7/01/24	7/20 at 100.00	AA	313,320
	(Pre-refunded 7/01/20)
	Chester County Health and Education Facilities Authority, Pennsylvania, Health System
	Revenue Bonds, Jefferson Health System, Series 2010A:
1,175	5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R	1,184,776
420	5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	AA	423,536
3,000	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent	7/20 at 100.00	N/R	3,059,910
	Health Center Project, Series 2010A, 7.000%, 7/01/27 (Pre-refunded 7/01/20)
6,845	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds,	7/20 at 100.00	AA–	6,946,785
	Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42 (Pre-refunded 7/01/20)
6,680	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds,	10/22 at 100.00	A1	7,236,043
	Refunding Series 2012, 4.000%, 10/15/32 (Pre-refunded 10/15/22)
3,385	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds,	1/22 at 100.00	N/R	4,151,093
	Lancaster General Hospital Project, Tender Option Bond Trust 2015-XF0064, 11.219%,
	7/01/42, (Pre-refunded 1/01/22), 144A (IF)
	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot
	Village Project, Series 2013:
1,000	5.375%, 5/01/28 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R	1,142,850
1,665	5.750%, 5/01/35 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R	1,922,309
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center,
	Series 2012A:
365	4.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R	385,258
3,000	5.000%, 1/01/41 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R	3,220,740
3,730	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue	6/22 at 100.00	N/R	4,075,100
	Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31
	(Pre-refunded 6/01/22)
1,130	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage	8/20 at 100.00	N/R	1,151,074
	Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38
	(Pre-refunded 8/01/20)
925	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities	4/22 at 100.00	AA	1,005,290
	Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41 (Pre-refunded 4/01/22)
3,500	Norristown Area School District, Pennsylvania, Installment Purchase Certificates of	4/22 at 100.00	Baa1	3,784,900
	Participation, Series 2012, 5.000%, 4/01/32 (Pre-refunded 4/01/22)
1,415	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University,	5/21 at 100.00	N/R	1,488,127
	Series 2011A, 5.250%, 5/01/41 (Pre-refunded 5/01/21)
1,300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University	7/20 at 100.00	N/R	1,322,152
	Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for
	Student Housing at Indiana University, Project Series 2012A:
$ 1,000	5.000%, 7/01/27 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	$ 1,097,150
750	5.000%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	822,862
1,195	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia	6/23 at 100.00	N/R	1,355,823
	University, Refunding Series 2013, 5.000%, 6/01/32 (Pre-refunded 6/01/23)
420	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg	10/22 at 100.00	N/R	464,575
	University Student Services, Inc Student Housing Project at Shippensburg University of
	Pennsylvania, Series 2012, 5.000%, 10/01/44 (Pre-refunded 10/01/22)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2010A1&2:
345	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R	357,085
1,440	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	AA–	1,490,990
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2011B:
2,065	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	2,217,913
1,935	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	A2	2,076,526
3,180	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/21 at 100.00	AA–	3,415,479
	Bonds, Subordinate Series 2012A, 5.000%, 12/01/31 (Pre-refunded 12/01/21)
7,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate	12/23 at 100.00	AA–	8,135,470
	Special Revenue Bonds, Series 2013B-1, 5.250%, 12/01/43 (Pre-refunded 12/01/23)
105	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%,	No Opt. Call	N/R	106,279
	5/15/20 – NPFG Insured (ETM)
7,165	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health	5/20 at 100.00	N/R	7,224,613
	System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40
	(Pre-refunded 5/15/20)
3,345	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%,	8/20 at 100.00	A	3,422,504
	8/01/41 (Pre-refunded 8/01/20)
	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic
	Health East, Series 2010A:
55	5.000%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R	56,601
605	5.000%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	AA–	622,606
1,613	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley	7/20 at 100.00	N/R	1,637,372
	Memorial Hospital, Series 2010, 5.500%, 7/01/29 (Pre-refunded 7/01/20)
	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical
	Community Hospital Project, Refunding & Improvement Series 2011:
3,130	6.875%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	A–	3,394,391
2,500	7.000%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	A–	2,714,075
1,930	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds,	8/23 at 100.00	A+	3,031,104
	Tender Option Bond Trust 2016-XF1058, 14.365%, 8/15/37, (Pre-refunded 8/15/23), 144A (IF) (5)
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy
	Spirit Hospital of the Sisters of Christian Charity Project, Series 2011:
325	6.250%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	AA	339,635
4,555	6.500%, 1/01/36 (Pre-refunded 1/01/21)	1/21 at 100.00	AA	4,769,085
1,110	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton,	11/20 at 100.00	A–	1,140,514
	Series 2010, 5.000%, 11/01/40 (Pre-refunded 11/01/20)
109,448	Total U.S. Guaranteed			118,768,802
	Utilities – 6.2% (3.9% of Total Investments)
2,540	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	12,700
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (4)
6,210	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	31,050
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (4)
3,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	3,217,500
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35
	(Mandatory Put 7/01/22) (4)

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 7,250	Delaware County Industrial Development Authority, Pennsylvania, Revenue Bonds, Covanta	7/20 at 100.00	BB–	$ 7,338,522
	Project, Refunding Series 2015A, 5.000%, 7/01/43
295	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds,	12/29 at 100.00	A+	314,632
	Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (AMT)
	(Mandatory Put 12/03/29)
9,855	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	49,275
	Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40
3,475	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	10/29 at 100.00	A–	3,630,333
	York Water Company Project, Refunding Series 2019A, 3.000%, 10/01/36 (AMT)
3,400	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/29 at 100.00	A–	3,543,310
	York Water Company Project, Refunding Series 2019B, 3.100%, 11/01/38 (AMT)
2,025	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	B	2,372,956
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
7,500	Pennsylvania Economic Development Financing Authority, Revenue Bonds,	10/29 at 100.00	A+	8,045,175
	Pennsylvania-American Water Company, Refunding Series 2019, 3.000%, 4/01/39
5,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifteenth Series	8/27 at 100.00	A	6,030,250
	2017, 5.000%, 8/01/47
2,735	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015,	8/25 at 100.00	A	3,279,074
	5.000%, 8/01/29
53,285	Total Utilities			37,864,777
	Water and Sewer – 10.9% (7.0% of Total Investments)
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding
	Series 2015:
3,325	5.000%, 12/01/40	12/25 at 100.00	A+	3,957,581
3,320	5.000%, 12/01/45	12/25 at 100.00	A+	3,925,070
	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewer Revenue
	Bonds, Series 2015:
1,110	5.000%, 5/01/40	5/25 at 100.00	Aa3	1,302,296
2,220	4.000%, 5/01/45	5/25 at 100.00	Aa3	2,430,833
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Capital Appreciation Series 2013B:
7,295	0.000%, 12/01/34	No Opt. Call	A	5,253,567
4,420	0.000%, 12/01/35	No Opt. Call	A	3,094,089
12,500	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown	12/23 at 100.00	A	14,173,250
	Concession, Series 2013A, 5.125%, 12/01/47
1,045	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue	3/20 at 100.00	BBB+	1,063,204
	Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32
6,560	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A,	1/21 at 100.00	A+	6,765,131
	5.000%, 1/01/41
2,500	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2013A,	1/22 at 100.00	A+	2,672,500
	5.125%, 1/01/43
	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2018A:
5,000	5.000%, 10/01/48 (UB) (5)	10/28 at 100.00	A+	6,260,900
7,000	5.000%, 10/01/53 (UB) (5)	10/28 at 100.00	A+	8,722,420
1,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2019B,	11/29 at 100.00	A+	1,271,290
	5.000%, 11/01/54
5,000	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/23 at 100.00	A	5,720,600
	Bonds, First Lien Series 2013B, 5.250%, 9/01/40
62,295	Total Water and Sewer			66,612,731
$ 862,370	Total Municipal Bonds (cost $856,818,841)			940,135,274

Shares	Description (1)	Value
	COMMON STOCKS – 2.8% (1.8% of Total Investments)
	Electric Utilities – 2.8% (1.8% of Total Investments)
598,493	Energy Harbor Corp, (8) (9)	$ 17,057,038
	Total Common Stocks (cost $14,852,636)	17,057,038
	Total Long-Term Investments (cost $871,671,477)	957,192,312
	Floating Rate Obligations – (22.1)%	(135,255,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (35.4%) (10)	(216,716,745)
	Other Assets Less Liabilities – 1.1% (11)	6,799,373
	Net Assets Applicable to Common Shares – 100%	$ 612,019,940

Investments in Derivatives

Futures Contracts

							Variation
						Unrealized	Margin
	Contract	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Position	Contracts	Date	Amount	Value	(Depreciation)	(Payable)
U.S. Treasury 10-Year Note	Short	(149)	6/20	$(19,768,435)	$(20,077,750)	$(309,314)	$(211,859)
U.S. Treasury Long Bond	Short	(119)	6/20	(19,738,436)	(20,259,750)	(521,315)	(330,969)
Total				$(39,506,871)	$(40,337,500)	$(830,629)	$(542,828)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
(9)
Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35; and Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35.

(10)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 22.6%.
(11)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NPN	Nuveen Pennsylvania Municipal Value Fund
Portfolio of Investments
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 101.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 99.2% (97.8% of Total Investments)
	Consumer Staples – 3.2% (3.1% of Total Investments)
$ 400	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	$ 474,976
	Bonds, Series 2001, 6.500%, 5/15/33
95	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue	No Opt. Call	AA–	128,317
	Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (AMT)
495	Total Consumer Staples			603,293
	Education and Civic Organizations – 8.5% (8.4% of Total Investments)
50	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	10/27 at 100.00	Baa3	57,810
	Robert Morris University, Series 2017, 5.000%, 10/15/37
15	Berks County Municipal Authority, Pennsylvania University, Revenue Bonds, Alvernia	10/29 at 100.00	BB+	17,454
	University Project, Series 2020, 5.000%, 10/01/39
70	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane	3/27 at 100.00	BBB–	82,490
	Charter School Project, Series 2016, 5.125%, 3/15/36
20	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School	12/27 at 100.00	BBB–	23,178
	Revenue Bonds, Series 2017A, 5.000%, 12/15/47
100	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Dickinson College	11/27 at 100.00	A+	122,774
	Project, Second Series 2017A, 5.000%, 11/01/39
30	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University	5/29 at 100.00	Baa3	34,942
	Project, Series 2019, 5.000%, 5/01/48
30	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University,	5/24 at 100.00	Baa3	32,904
	Series 2014, 5.000%, 5/01/37
60	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon	11/26 at 100.00	BBB+	63,908
	University, Series 2016, 4.000%, 5/01/46
75	General Authority of Southcentral Pennsylvania, Revenue Bonds, AICUP Financing	10/27 at 100.00	A–	81,513
	Program-York College of Pennsylvania, Series 2017 PP4, 3.375%, 11/01/37
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College,
	Series 2016OO2:
15	3.250%, 5/01/36	5/26 at 100.00	BBB+	15,840
35	3.500%, 5/01/41	5/26 at 100.00	BBB+	37,086
50	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/28 at 100.00	A	62,102
	Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2019:
50	4.000%, 9/01/44	9/29 at 100.00	A	57,781
25	4.000%, 9/01/49	9/29 at 100.00	A	28,694
90	Northampton County General Purpose Authority, Pennsylvania, Revenue Bonds, Lafayette	11/28 at 100.00	Aa3	104,998
	College, Refunding Series 2018, 4.000%, 11/01/38
35	Pennsylvania Higher Educational Facilties Authority, Revenue Bonds, Holy Family	9/23 at 100.00	BBB–	39,583
	University, Series 2013A, 6.500%, 9/01/38
45	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson	9/22 at 100.00	A	48,797
	University, Series 2012, 5.000%, 3/01/42
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the
	Sciences in Philadelphia, Series 2012:
35	4.000%, 11/01/39	11/22 at 100.00	Baa1	36,764
60	5.000%, 11/01/42	11/22 at 100.00	Baa1	65,068
95	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University,	7/23 at 100.00	A–	105,296
	Series 2013A, 5.500%, 7/15/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 70	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle	11/27 at 100.00	BBB–	$ 74,302
	University, Series 2017, 3.625%, 5/01/35
100	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	6/20 at 100.00	BB	101,033
	Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43, 144A
50	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	3/28 at 100.00	BB+	55,619
	University of the Arts, Series 2017, 5.000%, 3/15/45, 144A
100	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds,	6/26 at 100.00	BB+	107,472
	Marywood University, Series 2016, 5.000%, 6/01/46
145	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds,	11/27 at 100.00	A–	157,318
	AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5,
	3.375%, 11/01/36
1,450	Total Education and Civic Organizations			1,614,726
	Health Care – 20.6% (20.3% of Total Investments)
460	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	521,415
	Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44
115	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University	7/29 at 100.00	A+	137,411
	of Pittsburgh Medical Center, Series 2019A, 4.000%, 7/15/35
380	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue	11/27 at 100.00	BBB+	452,234
	Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50
100	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany	11/25 at 100.00	AA–	116,112
	Medical Center Project, Series 2016A, 5.000%, 11/15/46
75	Chester County Health and Education Facilities Authority, Pennsylvania, Health System	10/27 at 100.00	AA	87,658
	Revenue Bonds, Main Line Health System, Series 2017A, 4.000%, 10/01/37
190	Chester County Health and Education Facilities Authority, Pennsylvania, Health System	9/30 at 100.00	AA	225,625
	Revenue Bonds, Main Line Health System, Series 2020A, 4.000%, 9/01/50
200	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Penn State Health,	11/29 at 100.00	A+	229,658
	Series 2019, 4.000%, 11/01/44
55	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/26 at 100.00	A+	66,241
	Health System Project, Refunding Series 2016A, 5.000%, 6/01/35
35	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/22 at 100.00	A+	37,734
	Health System Project, Series 2012A, 5.000%, 6/01/42
225	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A,	7/26 at 100.00	BBB–	260,908
	5.000%, 7/01/41
25	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A,	7/29 at 100.00	BBB–	27,311
	4.000%, 7/01/45
150	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands	1/28 at 100.00	A–	180,798
	Healthcare, Series 2018, 5.000%, 7/15/48
100	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	120,410
	System, Refunding Series 2016B, 5.000%, 8/15/46
155	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	187,576
	System, Series 2016A, 5.000%, 8/15/42
100	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd	5/26 at 100.00	A	108,702
	Group, Refunding Series 2016, 4.000%, 11/01/41
40	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd	11/22 at 100.00	A	41,784
	Group, Series 2012, 4.000%, 11/01/32
200	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	229,240
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
145	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	BBB–	157,728
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42
200	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network,	1/27 at 100.00	A+	238,202
	Series 2016B, 5.000%, 7/01/45
210	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated	6/29 at 100.00	Aa3	264,232
	Group, Series 2019A, 5.000%, 6/01/49

NPN	Nuveen Pennsylvania Municipal Value Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 100	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital	7/27 at 100.00	BBB–	$ 120,659
	Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/30
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy	1/22 at 100.00	AA	108,145
	Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41
3,360	Total Health Care			3,919,783
	Housing/Multifamily – 7.1% (7.0% of Total Investments)
15	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue	8/23 at 100.00	Baa3	16,484
	Bonds, University Student Housing, LLC Project at West Chester University Series 2013A,
	5.000%, 8/01/45
35	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion	7/24 at 100.00	Baa3	37,156
	University Foundation Inc Student Housing Project at Clarion University, Series 2014A,
	5.000%, 7/01/45
30	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/24 at 100.00	BBB–	33,595
	Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46
100	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/25 at 100.00	BBB–	114,088
	Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47
300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University	7/26 at 100.00	Baa3	352,746
	Properties Inc Student Housing Project at East Stroudsburg University of Pennsylvania, Series
	2016A, 5.000%, 7/01/35
800	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue	3/20 at 100.00	Aa1	801,712
	Bonds, Eva P Mithcell Residence Project, Series 2009, 5.100%, 10/20/44
1,280	Total Housing/Multifamily			1,355,781
	Housing/Single Family – 10.9% (10.8% of Total Investments)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
	Series 2012-114:
65	3.300%, 10/01/32	10/21 at 100.00	AA+	66,438
25	3.650%, 10/01/37	10/21 at 100.00	AA+	25,545
35	3.700%, 10/01/42	10/21 at 100.00	AA+	35,702
115	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/24 at 100.00	AA+	122,675
	2015-116B, 4.000%, 4/01/45
55	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/25 at 100.00	AA+	58,819
	2016-119, 3.500%, 10/01/36
500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/25 at 100.00	AA+	524,325
	2016-120, 3.200%, 4/01/40
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
	Series 2016-121:
400	3.200%, 10/01/41 (UB) (4)	10/25 at 100.00	AA+	418,408
100	3.200%, 10/01/41	10/25 at 100.00	AA+	104,602
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
	Series 2017-123B:
70	3.450%, 10/01/32	10/26 at 100.00	AA+	77,042
75	3.900%, 10/01/37	10/26 at 100.00	AA+	83,234
250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/27 at 100.00	AA+	270,405
	2017-125B, 3.700%, 10/01/47
250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/28 at 100.00	AA+	267,960
	2019-129, 3.350%, 10/01/45
25	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option	10/22 at 100.00	AA+	28,334
	Bonds Trust 2015-XF0109, 8.274%, 10/01/31, 144A (IF) (4)
1,965	Total Housing/Single Family			2,083,489
	Industrials – 0.6% (0.6% of Total Investments)
100	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue	No Opt. Call	A–	104,093
	Bonds, Waste Management Inc, Project, Series 2011, 2.150%, 7/01/41 (AMT) (Mandatory Put 7/01/24)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 5.9% (5.8% of Total Investments)
$ 155	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities	5/27 at 100.00	BBB	$ 181,662
	Revenue Bonds, Highlands at Wyomissing, Series 2017A, 5.000%, 5/15/42
35	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,	12/25 at 103.00	N/R	39,472
	Simpson Senior Services Project, Series 2019, 5.000%, 12/01/51
100	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran	1/26 at 100.00	BBB+	117,512
	Social Ministries Project, Series 2016, 5.000%, 1/01/29
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
125	4.000%, 1/01/33	1/25 at 100.00	BBB+	133,779
135	5.000%, 1/01/38	1/25 at 100.00	BBB+	152,511
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2019A:
25	4.125%, 1/01/38	1/29 at 100.00	BBB+	27,872
30	5.000%, 1/01/39	1/29 at 100.00	BBB+	36,441
60	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania	1/25 at 104.00	N/R	67,054
	Obligated Group, Refunding Series 2019, 5.000%, 1/01/45
20	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic	5/25 at 100.00	A	22,954
	Villages Project, Series 2015, 5.000%, 11/01/35
40	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint	3/27 at 102.00	BB+	46,158
	Anne’s Retirement Community, Inc, Series 2020, 5.000%, 3/01/50 (WI/DD, Settling 3/03/20)
200	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS	11/26 at 100.00	A–	238,736
	Retirement-Life Communities, Inc Obligated Group, Series 2016, 5.000%, 11/15/36
55	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds,	11/26 at 103.00	BB+	62,984
	Morningstar Senior Living, Inc, Series 2019, 5.000%, 11/01/44
980	Total Long-Term Care			1,127,135
	Materials – 0.9% (0.9% of Total Investments)
165	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	178,481
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)
	Tax Obligation/General – 9.2% (9.0% of Total Investments)
160	Adams County, Pennsylvania, General Obligation Bonds, Series 2017B, 2.500%, 11/15/29	11/25 at 100.00	Aa2	170,137
220	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72,	12/23 at 100.00	AA–	255,107
	5.250%, 12/01/32
10	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012,	12/22 at 100.00	AA–	11,074
	5.000%, 12/01/37
125	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds,	8/26 at 100.00	Aa2	145,820
	Refunding Series 2016, 4.000%, 8/01/33
45	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General	4/24 at 100.00	AA–	51,628
	Obligation Bonds, Series 2015, 5.000%, 10/01/38
115	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation	12/24 at 100.00	AA	134,452
	Bonds, Series 2014D, 5.000%, 12/15/39
100	Colonial School District, Montgomery County, Pennsylvania, General Obligation Bonds,	2/27 at 100.00	Aaa	122,909
	Series 2020, 5.000%, 2/15/44
25	Easton Area School District, Northampton County, Pennsylvania, General Obligation Bonds,	2/28 at 100.00	Aa2	31,947
	Series 2020B, 5.000%, 2/01/31
195	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds,	11/23 at 100.00	AA	220,245
	Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured
15	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds,	9/22 at 100.00	AA	16,553
	Series 2014A, 5.000%, 9/01/25 – BAM Insured
400	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	AA–	439,744
35	Rostraver Township, Westmoreland County, Pennsylvania, General Obligation Bonds, Series	9/25 at 100.00	AA	37,960
	2018, 3.500%, 9/01/34 – AGM Insured
80	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016,	5/24 at 100.00	BB+	88,314
	5.000%, 11/15/32

NPN	Nuveen Pennsylvania Municipal Value Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,
	Guaranteed Lease Revenue Bonds, Series 2016A:
$ 10	5.000%, 11/15/21	No Opt. Call	BB+	$ 10,356
10	5.000%, 11/15/28	5/24 at 100.00	BB+	10,537
1,545	Total Tax Obligation/General			1,746,783
	Tax Obligation/Limited – 7.8% (7.7% of Total Investments)
25	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax	5/22 at 100.00	Baa3	26,781
	Revenue Bonds, Series 2012A, 5.000%, 5/01/35
230	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba3	269,289
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
100	Chester, Delaware County, Pennsylvania, Tax and Revenue Anticipation Notes, Series 2020,	7/20 at 100.00	N/R	98,807
	4.125%, 11/30/20, 144A
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
35	5.000%, 6/01/33	6/28 at 100.00	A1	44,155
155	4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	178,185
200	4.000%, 6/01/39 – AGM Insured (UB) (4)	6/28 at 100.00	AA	229,916
120	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	BB	127,698
100	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue	7/24 at 100.00	N/R	105,576
	Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A
100	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate	12/26 at 100.00	AA–	109,222
	Special Revenue Bonds, Series 2014A, 0.000%, 12/01/37 (5)
100	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Series	12/28 at 100.00	A+	124,002
	2018B, 5.000%, 12/01/48
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
17	4.500%, 7/01/34	7/25 at 100.00	N/R	18,710
72	5.000%, 7/01/58	7/28 at 100.00	N/R	82,575
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
10	4.329%, 7/01/40	7/28 at 100.00	N/R	11,114
38	4.784%, 7/01/58	7/28 at 100.00	N/R	42,949
15	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center	1/28 at 100.00	BB	16,724
	Tax Increment Bonds, Series 2018, 5.000%, 7/01/35
1,317	Total Tax Obligation/Limited			1,485,703
	Transportation – 8.6% (8.5% of Total Investments)
245	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System	7/27 at 100.00	A1	303,741
	Revenue Bonds, Series 2017, 5.000%, 7/01/42
125	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	161,331
	5.000%, 1/01/38
140	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	157,670
	Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured
175	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	6/26 at 100.00	BBB	206,855
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 6/30/42 (AMT)
585	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	693,377
100	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking	12/27 at 100.00	A	124,044
	Revenue Bonds, Series 2017, 5.000%, 12/15/34
1,370	Total Transportation			1,647,018
	U.S. Guaranteed – 6.7% (6.6% of Total Investments) (6)
175	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond	12/21 at 100.00	AA	213,878
	Trust 2015-XF0123, 11.158%, 12/01/29 – AGM Insured (Pre-refunded 12/01/21), 144A (IF) (4)
55	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot	5/23 at 100.00	N/R	63,500
	Village Project, Series 2013, 5.750%, 5/01/35 (Pre-refunded 5/01/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University	7/20 at 100.00	N/R	$ 50,852
	Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)
120	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia	6/23 at 100.00	N/R	136,149
	University, Refunding Series 2013, 5.000%, 6/01/32 (Pre-refunded 6/01/23)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2010A1&2:
110	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R	113,853
480	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	AA–	496,997
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy	1/21 at 100.00	AA	104,503
	Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.250%, 1/01/31
	(Pre-refunded 1/01/21)
100	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton,	11/20 at 100.00	A–	102,749
	Series 2010, 5.000%, 11/01/40 (Pre-refunded 11/01/20)
1,190	Total U.S. Guaranteed			1,282,481
	Utilities – 6.6% (6.5% of Total Investments)
140	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	700
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (7)
250	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,250
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (7)
170	Delaware County Industrial Development Authority, Pennsylvania, Revenue Bonds, Covanta	7/20 at 100.00	BB–	172,076
	Project, Refunding Series 2015A, 5.000%, 7/01/43
125	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds,	12/29 at 100.00	A+	133,319
	Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (AMT)
	(Mandatory Put 12/03/29)
10	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	50
	Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40
55	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	275
	Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (7)
235	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	10/29 at 100.00	A–	245,504
	York Water Company Project, Refunding Series 2019A, 3.000%, 10/01/36 (AMT)
90	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	B	105,465
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
250	Pennsylvania Economic Development Financing Authority, Revenue Bonds,	10/29 at 100.00	A+	268,172
	Pennsylvania-American Water Company, Refunding Series 2019, 3.000%, 4/01/39
150	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifteenth Series	8/27 at 100.00	A	180,908
	2017, 5.000%, 8/01/47
125	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015,	8/25 at 100.00	A	149,420
	5.000%, 8/01/30
1,600	Total Utilities			1,257,139
	Water and Sewer – 2.6% (2.6% of Total Investments)
200	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series	12/20 at 100.00	AA	205,958
	2010, 5.000%, 6/01/40 – AGM Insured
200	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown	12/23 at 100.00	A	226,772
	Concession, Series 2013A, 5.125%, 12/01/47
25	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/29 at 100.00	AA	29,870
	Bonds, Refunding Subordinate Series 2019B, 4.000%, 9/01/34 – AGM Insured
40	Upper Allegheny Joint Sanitary Authority, Allegheny County, Pennsylvania, Sewer Revenue	9/29 at 100.00	AA	41,829
	Bonds, Refunding Series 2019A, 3.000%, 9/01/44 – AGM Insured
465	Total Water and Sewer			504,429
$ 17,282	Total Municipal Bonds (cost $17,497,419)			18,910,334

NPN	Nuveen Pennsylvania Municipal Value Fund
Portfolio of Investments (continued)
February 29, 2020

Shares	Description (1)	Value
	COMMON STOCKS – 2.2% (2.2% of Total Investments)
	Electric Utilities – 2.2% (2.2% of Total Investments)
14,613	Energy Harbor Corp, (8), (9)	$ 416,484
	Total Common Stocks (cost $293,735)	416,484
	Total Long-Term Investments (cost $17,791,154)	19,326,818
	Floating Rate Obligations – (2.4)%	(450,000)
	Other Assets Less Liabilities – 1.0% (10)	192,582
	Net Assets Applicable to Common Shares – 100%	$ 19,069,400

Investments in Derivatives

Futures Contracts

Variation
						Unrealized	Margin
	Contract	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Position	Contracts	Date	Amount	Value	(Depreciation)	(Payable)
U.S. Treasury 10-Year Note	Short	(5)	6/20	$(663,370)	$(673,750)	$(10,380)	(7,109)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
(9)
Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35; and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.

(10)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
February 29, 2020

	NXJ	NJV	NQP	NPN
Assets
Long-term investments, at value (cost $934,297,090, $22,552,294,
$871,671,477 and $17,791,154, respectively)	$1,051,362,380	$25,126,835	$957,192,312	$19,326,818
Cash	1,757,983	41,312	—	121,176
Cash collateral at brokers for investments in futures contracts(1)	120,000	17,500	515,046	5,750
Receivable for:
Interest	9,986,881	234,525	10,488,573	216,535
Investments sold	—	—	5,020,418	—
Other assets	166,386	8	154,117	6
Total assets	1,063,393,630	25,420,180	973,370,466	19,670,285
Liabilities
Cash overdraft	—	—	3,778,443	—
Floating rate obligations	34,780,000	810,000	135,255,000	450,000
Payable for:
Dividends	1,942,678	55,979	1,729,392	45,013
Interest	191,593	4,389	707,243	2,607
Investments purchased - when-issued/delayed-delivery settlement	2,655,000	101,937	1,937,351	45,554
Variation margin on futures contracts	139,344	21,922	542,828	7,109
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $313,900,000, $—, $217,500,000 and
$—, respectively)	312,500,511	—	216,716,745	—
Accrued expenses:
Management fees	481,961	11,335	429,842	8,677
Trustees fees	158,464	82	149,560	65
Other	107,509	42,218	104,122	41,861
Total liabilities	352,957,060	1,047,862	361,350,526	600,885
Net assets applicable to common shares	$710,436,570	$24,372,318	$612,019,940	$19,069,400
Common shares outstanding	41,508,279	1,530,856	37,383,341	1,219,154
Net asset value (“NAV”) per common share outstanding	$17.12	$15.92	$16.37	$15.64
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$415,083	$15,309	$373,833	$12,192
Paid-in-surplus	592,319,767	21,905,922	528,820,243	17,447,731
Total distributable earnings	117,701,720	2,451,087	82,825,864	1,609,477
Net assets applicable to common shares	$710,436,570	$24,372,318	$612,019,940	$19,069,400
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	N/A	Unlimited	N/A

(1) Cash pledged to collateralize the net payment obligations for investments in derivatives.
N/A — Fund is not authorized to issue Preferred Shares.

See accompanying notes to financial statements.

Statement of Operations

Year Ended February 29, 2020

	NXJ	NJV	NQP	NPN
Investment Income	$40,703,196	$932,804	$36,341,132	$742,737
Expenses
Management fees	5,988,959	140,882	5,348,952	108,078
Interest expense and amortization of offering costs	7,532,927	14,778	7,392,884	8,296
Custodian fees	108,597	20,432	92,985	19,446
Trustees fees	25,991	616	21,064	485
Professional fees	126,694	26,649	82,870	26,593
Shareholder reporting expenses	57,005	8,682	58,794	8,289
Shareholder servicing agent fees	20,248	155	38,510	122
Stock exchange listing fees	11,685	6,896	10,552	6,896
Investor relations expenses	36,740	1,041	30,042	877
Other	87,922	13,202	77,603	12,352
Total expenses	13,996,768	233,333	13,154,256	191,434
Net investment income (loss)	26,706,428	699,471	23,186,876	551,303
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,066,098	61,707	2,791,478	150,369
Futures contracts	(567,288)	(104,424)	(4,309,126)	(28,350)
Swaps	(820,253)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	68,238,463	1,850,918	53,710,447	1,014,478
Futures contracts	(203,441)	(37,309)	(1,100,046)	(11,514)
Swaps	259,758	—	—	—
Net realized and unrealized gain (loss)	67,973,337	1,770,892	51,092,753	1,124,983
Net increase (decrease) in net assets applicable to common shares
from operations	$94,679,765	$2,470,363	$74,279,629	$1,676,286

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NXJ		NJV
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/29/20	2/28/19	2/29/20	2/28/19
Operations
Net investment income (loss)	$26,706,428	$27,659,950	$699,471	$827,596
Net realized gain (loss) from:
Investments	1,066,098	7,263,592	61,707	437,861
Futures contracts	(567,288)	—	(104,424)	(8,966)
Swaps	(820,253)	5,370	—	(900)
Change in net unrealized appreciation
(depreciation) of:
Investments	68,238,463	(990,582)	1,850,918	(470,302)
Futures contracts	(203,441)	—	(37,309)	4,355
Swaps	259,758	(259,758)	—	—
Net increase (decrease) in net assets
applicable to common shares
from operations	94,679,765	33,678,572	2,470,363	789,644
Distributions to Common Shareholders
Dividends	(27,204,525)	(31,162,872)	(773,848)	(1,364,370)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(27,204,525)	(31,162,872)	(773,848)	(1,364,370)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to
shareholders due to reinvestment
of distributions	—	—	—	—
Cost of shares repurchased
and retired	—	(13,238,385)	—	(259,677)
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—	(13,238,385)	—	(259,677)
Net increase (decrease) in net assets
applicable to common shares	67,475,240	(10,722,685)	1,696,515	(834,403)
Net assets applicable to common
shares at the beginning of period	642,961,330	653,684,015	22,675,803	23,510,206
Net assets applicable to common
shares at the end of period	$710,436,570	$642,961,330	$24,372,318	$22,675,803

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	NQP		NPN
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/29/20	2/28/19	2/29/20	2/28/19
Operations
Net investment income (loss)	$23,186,876	$23,146,738	$551,303	$613,391
Net realized gain (loss) from:
Investments	2,791,478	384,135	150,369	46,552
Futures contracts	(4,309,126)	(978,971)	(28,350)	(788)
Swaps	—	660,566	—	—
Change in net unrealized appreciation
(depreciation) of:
Investments	53,710,447	11,151,561	1,014,478	39,967
Futures contracts	(1,100,046)	269,417	(11,514)	1,134
Swaps	—	(968,985)	—	—
Net increase (decrease) in net assets
applicable to common shares
from operations	74,279,629	33,664,461	1,676,286	700,256
Distributions to Common Shareholders
Dividends	(22,654,307)	(23,963,196)	(593,448)	(739,771)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(22,654,307)	(23,963,196)	(593,448)	(739,771)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to
shareholders due to reinvestment
of distributions	—	—	1,250	1,486
Cost of shares repurchased
and retired	—	(4,400,970)	—	(42,989)
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—	(4,400,970)	1,250	(41,503)
Net increase (decrease) in net assets
applicable to common shares	51,625,322	5,300,295	1,084,088	(81,018)
Net assets applicable to common
shares at the beginning of period	560,394,618	555,094,323	17,985,312	18,066,330
Net assets applicable to common
shares at the end of period	$612,019,940	$560,394,618	$19,069,400	$17,985,312

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended February 29, 2020

	NXJ	NQP
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common
Shares from Operations	$94,679,765	$74,279,629
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by
(used in) operating activities:
Purchases of investments	(92,133,232)	(93,118,304)
Proceeds from sales and maturities of investments	77,471,809	91,080,330
Proceeds from (Purchase of) short-term investments, net	1,350,000	—
Premiums received (paid) for interest rate swaps	479	—
Taxes paid	(51,842)	(2,397)
Amortization (Accretion) of premiums and discounts, net	1,041,489	2,889,970
Amortization of deferred offering costs	60,448	34,492
(Increase) Decrease in:
Receivable for interest	(110,678)	(328,569)
Receivable for investments sold	1,157,388	(4,720,738)
Receivable for variation margin on futures contracts	—	91,656
Receivable for variation margin on swap contracts	21,077	—
Other assets	(29,114)	(26,730)
Increase (Decrease) in:
Payable for interest	191,593	707,243
Payable for investments purchased - regular settlement	(3,690,000)	—
Payable for investments purchased - when-issued/delayed-delivery settlement	2,655,000	1,937,351
Payable for variation margin on futures contracts	139,344	542,828
Accrued management fees	36,370	30,916
Accrued Trustees fees	29,255	27,309
Accrued other expenses	(30,278)	(64,672)
Net realized (gain) loss from investments	(1,066,098)	(2,791,478)
Change in net unrealized (appreciation) depreciation of investments	(68,238,463)	(53,710,447)
Net cash provided by (used in) operating activities	13,484,312	16,858,389
Cash Flow from Financing Activities:
Increase (Decrease) in cash overdraft	—	3,778,443
Proceeds from borrowings	20,839,751	17,570,051
(Repayments) of borrowings	(20,839,751)	(17,570,051)
Proceeds from floating rate obligations	14,715,000	8,745,000
Repayments of floating rate obligations	—	(8,880,000)
Cash distributions paid to common shareholders	(27,310,175)	(22,525,458)
Net cash provided by (used in) financing activities	(12,595,175)	(18,882,015)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	889,137	(2,023,626)
Cash and cash collateral at brokers at the beginning of period	988,846	2,538,672
Cash and cash collateral at brokers at the end of period	$1,877,983	$515,046

Supplemental Disclosure of Cash Flow Information	NXJ	NQP
Cash paid for interest (excluding amortization of offering costs)	$7,280,885	$6,651,150

See accompanying notes to financial statements.

Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
NXJ
Year Ended 2/28-2/29:
2020	$15.49	$0.64	$1.65	$2.29	$(0.65)	$(0.01)	$(0.66)	$—		$17.12	$14.73
2019	15.37	0.66	0.14	0.80	(0.66)	(0.08)	(0.74)	0.06		15.49	13.47
2018	15.21	0.71	0.15	0.86	(0.70)	—	(0.70)	—	*	15.37	13.10
2017(e)	16.18	0.60	(0.94)	(0.34)	(0.63)	—	(0.63)	—		15.21	13.42
Year Ended 4/30:
2016	15.53	0.79	0.66	1.45	(0.82)	(0.01)	(0.83)	0.03		16.18	14.66
2015	15.28	0.67	0.34	1.01	(0.77)	—	(0.77)	0.01		15.53	13.58

NJV
Year Ended 2/28-2/29:
2020	14.81	0.46	1.16	1.62	(0.51)	—	(0.51)	—		15.92	13.96
2019	15.15	0.54	(0.02)	0.52	(0.55)	(0.34)	(0.89)	0.03		14.81	13.08
2018	15.56	0.57	(0.05)	0.52	(0.58)	(0.35)	(0.93)	—		15.15	13.55
2017(e)	16.32	0.49	(0.58)	(0.09)	(0.52)	(0.15)	(0.67)	—		15.56	15.61
Year Ended 4/30:
2016	16.41	0.62	0.11	0.73	(0.61)	(0.21)	(0.82)	—		16.32	15.16
2015	16.15	0.62	0.43	1.05	(0.63)	(0.18)	(0.81)	0.02		16.41	14.75

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(c)		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

15.02%	14.43%	$710,437	2.07%		3.94%		8%
5.77	8.86	642,961	2.13		4.30		16
5.66	2.74	653,684	1.78		4.55		11
(2.20)	(4.35)	647,626	1.76	**	4.54	**	12

9.85	14.79	688,971	1.56		5.12		14
6.77	5.35	668,670	1.71		4.64		14

11.07	10.71	24,372	0.99		2.97		21
3.73	3.39	22,676	1.07		3.58		24
3.31	(7.48)	23,510	1.03		3.63		16
(0.57)	7.39	24,139	0.96	**	3.62	**	14

4.57	8.70	25,297	0.89		3.87		8
6.68	7.62	25,430	0.87		3.75		13

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred (as further described below) on assets attributable to preferred shares issued by the Fund, where applicable.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXJ		NJV
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2020	1.11%	2020	0.06%
2019	1.13	2019	0.13
2018	0.80	2018	0.09
2017(e)	0.79**	2017(e)	0.07**
Year Ended 4/30:		Year Ended 4/30:
2016	0.57	2016	0.04
2015	0.60	2015	0.04

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the ten months ended February 28, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
NQP
Year Ended 2/28-2/29:
2020	$14.99	$0.62	$1.37	$1.99	$(0.61)	$—	$(0.61)	$—		$16.37	$14.46
2019	14.71	0.62	0.27	0.89	(0.59)	(0.04)	(0.63)	0.02		14.99	13.02
2018	14.79	0.69	(0.08)	0.61	(0.69)	— ***	(0.69)	—	*	14.71	12.52
2017(e)	16.08	0.60	(1.24)	(0.64)	(0.62)	(0.03)	(0.65)	—		14.79	13.30
Year Ended 4/30:
2016	15.64	0.80	0.46	1.26	(0.83)	—	(0.83)	0.01		16.08	14.91
2015	15.17	0.81	0.50	1.31	(0.84)	—	(0.84)	—	*	15.64	13.87

NPN
Year Ended 2/28-2/29:
2020	14.75	0.45	0.93	1.38	(0.47)	(0.02)	(0.49)	—		15.64	14.67
2019	14.78	0.50	0.06	0.56	(0.50)	(0.10)	(0.60)	0.01		14.75	13.19
2018	15.16	0.55	(0.16)	0.39	(0.58)	(0.19)	(0.77)	—		14.78	15.15
2017(e)	16.50	0.51	(0.73)	(0.22)	(0.64)	(0.48)	(1.12)	—		15.16	15.83
Year Ended 4/30:
2016	16.36	0.68	0.09	0.77	(0.63)	—	(0.63)	—		16.50	16.45
2015	15.91	0.67	0.41	1.08	(0.63)	—	(0.63)	—		16.36	15.57

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(c)		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

13.62%	15.97%	$612,020	2.24%		3.95%		11%
6.40	9.41	560,395	2.44		4.19		8
4.12	(0.85)	555,094	2.05		4.56		12
(4.19)	(6.66)	558,373	1.87	**	4.57	**	16

8.46	14.21	607,240	1.51		5.13		16
8.79	7.09	592,540	1.60		5.21		9

9.54	15.04	19,069	1.03		2.97		20
3.99	(8.87)	17,985	1.02		3.41		10
2.58	0.68	18,066	1.02		3.61		28
(1.33)	3.08	18,517	0.93	**	3.80	**	23

4.82	10.09	20,118	0.85		4.17		14
6.87	12.30	19,952	0.85		4.11		5

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred (as further described below) on assets attributable to preferred shares issued by the Fund, where applicable.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NQP		NPN
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2020	1.26%	2020	0.04%
2019	1.43	2019	0.04
2018	1.06	2018	0.02
2017(e)	0.89**	2017(e)	0.01**
Year Ended 4/30:		Year Ended 4/30:
2016	0.56	2016	—
2015	0.60	2015	—

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the ten months ended February 28, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.
***	Rounds to more than $(0.01) per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

	VMTP Shares at the End of Period		VRDP Shares at the End of Period		VMTP and VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
NXJ
Year Ended 2/28-2/29:
2020	$—	$—	$313,900	$326,326	$—
2019	—	—	313,900	304,830	—
2018	—	—	313,900	308,246	—
2017(b)	—	—	313,900	306,316	—
Year Ended 4/30:
2016	—	—	313,900	319,488	—
2015(a)	—	—	313,900	313,020	—

NQP
Year Ended 2/28-2/29:
2020	—	—	217,500	381,388	—
2019	—	—	217,500	357,653	—
2018	87,000	282,297	217,500	282,297	2.82
2017(b)	87,000	283,374	217,500	283,374	2.83
Year Ended 4/30:
2016	48,000	328,716	217,500	328,716	3.29
2015(a)	48,000	323,179	217,500	323,179	3.23

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015
NXJ
Series 2015 (NXJ PRCCL)
Ending Market Value per Share	$—
Average Market Value per Share	10.01	^

NQP
Series 2015 (NQP PRCCL)
Ending Market Value per Share	—
Average Market Value per Share	10.01	Ω
Series 2015 (NQP PRDCL)
Ending Market Value per Share	—
Average Market Value per Share	10.02	Ω

(b)	For the ten months ended February 28, 2017.
^	For the period November 10, 2014 (effective date of the reorganizations) through February 9, 2015.
Ω	For the period May 1, 2014 through May 30, 2014.

See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen New Jersey Quality Municipal Income Fund (NXJ)
•	Nuveen New Jersey Municipal Value Fund (NJV)
•	Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
•	Nuveen Pennsylvania Municipal Value Fund (NPN)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified (non-diversified for NJV) closed-end management investment companies. NXJ, NJV, NQP and NPN were organized as Massachusetts business trusts on June 1, 1999, January 26, 2009, December 20, 1990 and January 26, 2009, respectively.
The end of the reporting period for the Funds is February 29, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended February 29, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Notes to Financial Statements (continued)
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NXJ	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$1,051,362,380		$—	$1,051,362,380
Investments in Derivatives:
Futures Contracts**	(203,441)	—		—	(203,441)
Total	$(203,441)	$1,051,362,380		$—	$1,051,158,939
NJV
Long-Term Investments*:
Municipal Bonds	$—	$25,126,835		$—	$25,126,835
Investments in Derivatives:
Futures Contracts**	(32,954)	—		—	(32,954)
Total	$(32,954)	$25,126,835		$—	$25,093,881
NQP
Long-Term Investments*:
Municipal Bonds	$—	$940,135,274		$—	$940,135,274
Common Stocks	—	17,057,038	***	—	17,057,038
Investments in Derivatives:
Futures Contracts**	(830,629)	—		—	(830,629)
Total	$(830,629)	$957,192,312		$—	$956,361,683
NPN
Long-Term Investments*:
Municipal Bonds	$—	$18,910,334		$—	$18,910,334
Common Stocks	—	416,484	***	—	416,484
Investments in Derivatives:
Futures Contracts**	(10,380)	—		—	(10,380)
Total	$(10,380)	$19,326,818		$—	$19,316,438

*   Refer to the Fund’s Portfolio of Investments for industry classifications.
**  Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
*** Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

Notes to Financial Statements (continued)
4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NXJ	NJV	NQP	NPN
Floating rate obligations: self-deposited Inverse Floaters	$34,780,000	$810,000	$135,255,000	$450,000
Floating rate obligations: externally-deposited Inverse Floaters	72,563,000	877,000	23,415,000	400,000
Total	$107,343,000	$1,687,000	$158,670,000	$850,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NXJ	NJV	NQP	NPN
Average floating rate obligations outstanding	$24,570,683	$791,093	$131,365,191	$450,000
Average annual interest rate and fees	1.83%	1.87%	1.91%	1.84%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations — Recourse Trusts	NXJ	NJV	NQP	NPN
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$34,780,000	$810,000	$120,255,000	$150,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	63,898,000	877,000	11,785,000	400,000
Total	$98,678,000	$1,687,000	$132,040,000	$550,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NXJ	NJV	NQP	NPN
Purchases	$92,133,232	$4,974,110	$93,118,304	$3,793,853
Sales and maturities	77,471,809	5,120,991	91,080,330	3,745,409

Notes to Financial Statements (continued)
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative investments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, the Funds used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	NXJ	NJV	NQP	NPN
Average notional amount of futures contracts outstanding*	$8,012,638	$2,349,556	$39,694,491	$414,668

*  The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
NXJ
Interest rate	Futures contracts	—	$ —	Payable for	$(203,441)
				variation margin
				on future
				contracts*

NJV
Interest rate	Future contracts	—	$ —	Payable for	$ (32,954)
				variation margin
				on future
				contracts*

NQP
Interest rate	Futures contracts	—	$ —	Payable for	$(830,629)
				variation margin
				on future
				contracts*

NPN
Interest rate	Futures contracts	—	$ —	Payable for	$ (10,380)
				variation margin
				on future
				contracts*

*  Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Change in Net
Unrealized
			Net Realized	Appreciation
	Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Fund	Risk Exposure	Instrument	Futures Contracts	Futures Contracts
NXJ	Interest rate	Futures contracts	$ (567,288)	$ (203,441)
NJV	Interest rate	Futures contracts	$ (104,424)	$ (37,309)
NQP	Interest rate	Futures contracts	$(4,309,126)	$(1,100,046)
NPN	Interest rate	Futures contracts	$ (28,350)	$ (11,514)

Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).
The amount of the payment obligation for an interest rate swap is based is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Notes to Financial Statements (continued)
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.
During the current fiscal period, NXJ invested in forward interest rate swap contracts, reducing the Fund’s duration and limiting its vulnerability to rising rates.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

NXJ
Average notional amount of interest rate swap contracts outstanding*	$3,800,000

*  The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Change in Net
Unrealized
			Net Realized	Appreciation
	Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
NXJ	Interest rate	Swaps	$(820,253)	$259,758

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NXJ		NJV
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/29/20	2/28/19	2/29/20	2/28/19
Common shares:
Issued to shareholders due to reinvestments of distributions	—	—	—	—
Repurchased and retired	—	(1,026,800)	—	(20,501)
Weighted average common share:
Price per share repurchased and retired	$—	$12.87	$—	$12.65
Discount per share repurchased and retired	—%	15.84%	—%	15.16%

	NQP		NPN
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/29/20	2/28/19	2/29/20	2/28/19
Common shares:
Issued to shareholders due to reinvestments of distributions	—	—	80	100
Repurchased and retired	—	(356,000)	—	(3,500)
Weighted average common share:
Price per share repurchased and retired	$—	$12.34	$—	$12.26
Discount per share repurchased and retired	—%	15.54%	—%	15.59%

Preferred Shares
Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NXJ and NQP had $312,500,511 and $216,716,745 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Remarketing	Liquidation	Special Rate
Fund	Series	Outstanding	Fees*	Preference	Period Expiration	Maturity
NXJ	1	810	N/A	$81,000,000	July 22, 2020	August 3, 2043
	2	1,443	N/A	144,300,000	April 1, 2043**	April 1, 2043
	3	886	N/A	88,600,000	April 1, 2043**	April 1, 2043
NQP	2	1,125	N/A	$112,500,000	December 1, 2042**	December 1, 2042
	3	1,050	N/A	105,000,000	December 1, 2042**	December 1, 2042

*  Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
** Subject to earlier termination by either the Fund or the holder.
N/A - Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
All series of NXJ’s and NQP’s VRDP Shares are considered to be Special Rate Period VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarking fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, or the Board may approve a subsequent special rate period.

Notes to Financial Statements (continued)
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NXJ	NQP
Average liquidation preference of VRDP Shares outstanding	$313,900,000	$217,500,000
Annualized dividend rate	2.24%	2.23%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund may also pay a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, were applicable, are noted in the following table.
Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2019
NQP	Series	Shares	Amount
VMTP Shares redeemed	2019	(870)	$(87,000,000)

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of February 29, 2020.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NXJ	NJV	NQP	NPN
Tax cost of investments	$898,276,923	$21,706,448	$735,433,498	$17,314,718
Gross unrealized:
Appreciation	118,690,847	2,577,431	88,273,541	1,668,116
Depreciation	(588,848)	—	(2,600,389)	(116,396)
Net unrealized appreciation (depreciation) of investments	$118,101,999	$2,577,431	$85,673,152	$1,551,720

Permanent differences, primarily due to treatment of notional principal contracts, distribution reallocations, federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 29, 2020, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 29, 2020, the Funds’ tax year end, were as follows:

	NXJ	NJV	NQP	NPN
Undistributed net tax-exempt income[1]	$2,202,331	$11,079	$1,642,510	$1,503
Undistributed net ordinary income[2]	4,742	—	204,934	—
Undistributed net long-term capital gains	—	—	—	102,582

1  Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 3, 2020, paid on March 2, 2020.
2  Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended February 29, 2020 and February 28, 2019 was designated for purposes of the dividends paid deduction as follows:

2020	NXJ	NJV	NQP	NPN
Distributions from net tax-exempt income[3]	$33,822,993	$783,330	$27,340,285	$574,798
Distributions from net ordinary income[2]	96,471	2,000	38,513	2,434
Distributions from net long-term capital gains[4]	433,490	—	—	19,261

2019	NXJ	NJV	NQP	NPN
Distributions from net tax-exempt income	$34,626,101	$809,414	$29,036,822	$616,600
Distributions from net ordinary income[2]	546,433	40,893	134,366	2,113
Distributions from net long-term capital gains	3,235,811	518,863	1,655,880	127,308

2  Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3  The Funds hereby designate these amounts paid during the fiscal year ended February 29, 2020, as Exempt Interest Dividends.
4  The Funds hereby designate as long-term capital gain dividend pursuant to the Internal Revenue Code Section 852(b)(3), the amount to reduce earnings an profits related to net capital gain to zero for the year ended February 29,2020
As of February 29, 2020, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NXJ	NJV	NQP
Not subject to expiration:
Short-term	$—	$52,303	$2,269,003
Long-term	469,676	27,713	537,870
Total	$469,676	$80,016	$2,806,873

Notes to Financial Statements (continued)
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

NXJ
NQP
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

NJV
NPN
Average Daily Net Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NJV and NPN):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of February 29, 2020, the complex-level fee for each Fund was 0.1554%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.
8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NXJ	NJV	NQP	NPN
Maximum outstanding balance	$10,400,000	$60,681	$15,100,000	$154,174

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NXJ	NJV	NQP	NPN
Utilization period (days outstanding)	23	2	6	2
Average daily balance outstanding	$5,864,326	$60,681	$9,990,017	$154,174
Average annual interest rate	3.23%	2.76%	2.73%	2.76%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time

Notes to Financial Statements (continued)
of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. Subsequent Event
Other Matters
Subsequent to the current fiscal period, the COVID-19 outbreak was declared a pandemic by the World Health Organization. The COVID-19 coronavirus pandemic was first detected in China in December 2019 and subsequently spread internationally. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The virus and those containment efforts have caused disruptions to global supply chains, consumer demand, business investment and the global financial system. The impact of the coronavirus may last for an extended period of time and has resulted in substantial market volatility and has resulted in significant economic downturn. The potential impact to the Funds is uncertain at this time and management continues to monitor and evaluate the situation.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	and Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street	200 East Randolph Street	Company, N.A.
Boston, MA 02111	Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report of Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NXJ	NJV	NQP	NPN
Common shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumula- tive performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make peri- odic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside invest- ment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local govern- ments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New Jersey Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Jersey municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Pennsylvania Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director,
1959			Quality Control Corporation (since 2012); member: Catalyst Schools of
333 W. Wacker Drive	Chairman and	2008	Chicago Board (since 2008) and Mather Foundation Board (since 2012),	156
Chicago, IL 6o6o6	Board Member	Class II	and chair of its Investment Committee; formerly, Director, Fulcrum IT
Services LLC (2010- 2019); formerly, Director, Legal & General Investment
Management America, Inc. (2008-2013); formerly, CEO and President,
Northern Trust Global Investments (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly,
Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust
Global Investments Board (2004-2007), Northern Trust Japan Board
(2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern
Trust Hong Kong Board (1997-2004).

■ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, a private philanthropic corporation; Director and Chairman,
333 W. Wacker Drive	Board Member	1999	United Fire Group, a publicly held company; Director, Public Member,	156
Chicago, IL 6o6o6		Class III	American Board of Orthopaedic Surgery (since 2015); Life Trustee of
Coe College and the Iowa College Foundation; formerly, President
Pro-Tem of the Board of Regents for the State of Iowa University System;
formerly, Director, Alliant Energy and The Gazette Company; formerly,
Director, Federal Reserve Bank of Chicago; formerly, President and Chief
Operating Officer, SCI Financial Group, Inc., a regional financial services firm.

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	156
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006); previously,
Senior Vice President and Director of Research at the Federal Reserve Bank
of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952			management consulting firm (since 2012); formerly, Chairman (2019),
333 W. Wacker Drive	Board Member	2016	and Director (2012-2019), USA Technologies, Inc., a provider of	156
Chicago, IL 6o6o6		Class III	solutions and services to facilitate electronic payment transactions;
formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant
(2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing
Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One
Point Services at One Point Communications (1999- 2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer
(1995-1996) of Zenith Electronics Corporation.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (since 2008), a private firm
1962			which develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients; served on The President’s Council of Fordham University (2010-	156
Chicago, IL 6o6o6		Class II	2019) and previously a Director of the Curran Center for Catholic
American Studies (2009- 2018); formerly, senior external advisor to the
Financial Services practice of Deloitte Consulting LLP. (2012-2014); former
Chair of the Board of Trustees of Marian University (2010-2014 as trustee,
2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO
Bank N.V., North America, and Global Head of the Financial Markets
Division (2007-2008), with various executive leadership roles in ABN
AMRO Bank N.V. between 1996 and 2007.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013); formerly, Board Member,
1947			U.S. Endowment for Forestry and Communities (2013-2019); formerly,
333 W. Wacker Drive	Board Member	1997	Executive Director (1994-2012), Gaylord and Dorothy Donnelley	156
Chicago, IL 6o6o6		Class I	Foundation; prior thereto, Executive Director, Great Lakes Protection
Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe,
333 W. Wacker Drive	Board Member	2007	Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010);	156
Chicago, IL 6o6o6		Class I	formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	156
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (2005-2014); Member of the Board of Trustees of New
York-Presbyterian Hospital (since 2005); Member (since 2004) and
Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

■ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (2010-2016); formerly, President and Principal
333 W. Wacker Drive	Board Member	2017	Executive Officer (2013-2016), and Senior Vice President and Chief	156
Chicago, IL 6o6o6		Class II	Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc.
(formerly, JPMorgan Funds Management, Inc. and formerly, One Group
Administrative Services) and JPMorgan Distribution Services, Inc.
(formerly, One Group Dealer Services, Inc.) (1999-2017).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director
1962	Chief		(2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since
333 W. Wacker Drive	Administrative	2007	2017), formerly, Managing Director (2014-2017) of Nuveen Fund
Chicago, IL 6o6o6	Officer		Advisors, LLC.

■ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President
1979			(2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing
333 W. Wacker Drive	Vice President	2016	Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

■ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President
1970	Chief Compliance		(2008-2017) of Nuveen.
333 W. Wacker Drive	Officer and	2003
Chicago, IL 6o6o6	Vice President

■ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of
1963			Nuveen (since 2006), Vice President prior to 2006.
333 W. Wacker Drive	Vice President	2015
Chicago, IL 6o6o6

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President
1961			(2014-2017) of Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director
1974			(since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment
333 W. Wacker Drive	Vice President	2019	Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017);
Chicago, IL 6o6o6			Chartered Financial Analyst and Certified Financial Risk Manager.

■ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior
1963			Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief
8500 Andrew Carnegie Blvd.	Vice President	2019	Investment and Model Risk Officer, Wealth & Investment Management Division,
Charlotte, NC 28262			Wells Fargo Bank (NA) (from 2013-2019).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel
1966	Vice President		(since 2016) of Nuveen Investments, Inc., formerly, Executive Vice
333 W. Wacker Drive	and Assistant	2007	President (2016-2017) and Managing Director and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(2008-2016); Senior Managing Director (since 2017) and Assistant
Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive
Vice President (2016-2017) and Managing Director (2008-2016); Senior
Managing Director (since 2017), Secretary (since 2016) and Co-General
Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive
Vice President (2016-2017), Managing Director (2008-2016) and Assistant
Secretary (2007-2016); Senior Managing Director (since 2017), Secretary
(since 2016) and Associate General Counsel (since 2011) of Nuveen Asset
Management, LLC, formerly Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Senior Managing
Director (since 2017) and Secretary (since 2016) of Nuveen Investments
Advisers, LLC, formerly Executive Vice President (2016- 2017); Vice President
(since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of
NWQ Investment Management Company, LLC, Symphony Asset
Management LLC, Santa Barbara Asset Management, LLC and Winslow
Capital Management, LLC (since 2010). Senior Managing Director (since 2017)
and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at
1973			Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC
8500 Andrew Carnegie Blvd.	Vice President	2019	(since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF
Charlotte, NC 28262			Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual
Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA
Separate Account VA-1 and the CREF Accounts; has held various positions with
TIAA since 2004.

■ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director
1966			(2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC
333 W. Wacker Drive	Vice President	2018	and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017),
Chicago, IL 60606			formerly, Managing Director (2016-2017), Senior Vice President (2010-2016)
of Nuveen, has held various positions with Nuveen since 1991.

■ DEANN D. MORGAN			Executive Vice President, Global Head of Product at Nuveen (since November
1969			2019); Managing Member MDR Collaboratory LLC (since 2018); Managing
100 Park Avenue	Vice President	2020	Director, Head of Wealth Management Product Structuring & COO Multi
New York, NY 10016			Asset Investing, The Blackstone Group (2013-2017).

■ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director
1967			from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative
333 W. Wacker Drive	Vice President	2017	Investments, LLC; Executive Vice President (since 2017), formerly,
Chicago, IL 6o6o6			Managing Director (2015-2017), of Nuveen Securities, LLC; formerly,
Managing Director (2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen
1971	Vice President		Securities, LLC; Managing Director (since 2017), formerly, Senior
333 W. Wacker Drive	and Assistant	2008	Vice President (2016-2017), Co-General Counsel (since 2019) and
Chicago, IL 6o6o6	Secretary		Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC;
Managing Director (since 2017), formerly, Senior Vice President
(2012-2017) and Associate General Counsel (since 2016), formerly,
Assistant General Counsel (2008-2016) of Nuveen.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President
1975			(2016-2017) and Vice President (2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC
1973	Vice President		(since 2019), formerly, Managing Director; Senior Managing Director
TIAA	and Controller	2019	(since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer,
730 Third Avenue			Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds,
New York, NY 10017			the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer
(since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration
(2014-2015); has held various positions with TIAA since 2006.

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since
1968	Vice President		2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC
333 W. Wacker Drive	and Assistant	2008	(since 2019); Vice President (since 2010) and Associate General Counsel
Chicago, IL 60606	Secretary		(since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen
1956	Vice President		Securities, LLC; Managing Director (since 2004) and Assistant Secretary
333 W. Wacker Drive	Secretary	1988	(since 1994) of Nuveen Investments, Inc.; Managing Director (since
Chicago, IL 60606			2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011)
of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and
Associate General Counsel of Nuveen Asset Management, LLC (since 2011);
Vice President (since 2017), formerly, Managing Director (2003-2017) and
Assistant Secretary (since 2003) of Symphony Asset Management LLC;
Managing Director and Assistant Secretary (since 2002) of Nuveen Investments
Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment
Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC
(since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered
Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-D-0220D 1137137-INV-Y-04/21

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Nuveen New Jersey Quality Municipal Income Fund
The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
February 29, 2020	$25,240	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2019	$24,750	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 29, 2020	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2019	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES
The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 29, 2020	$ 0	$ 0	$ 0	$ 0
February 28, 2019	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.
ITEM 6. SCHEDULE OF INVESTMENTS.
a) See Portfolio of Investments in Item 1.
b) Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Paul Brennan, CFA, manages several Nuveen tax-exempt fixed income portfolios.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a registered CPA (inactive), and has earned the Chartered Financial Analyst (CFA) designation.

Item 8(a)(2).OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	10	$24.64 billion
	Other Pooled Investment Vehicles	1	$41.8 million
	Other Accounts	2	$53.7 million
*	Assets are as of February 29, 2020. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:
Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.
There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NXJ SECURITIES AS OF FEBRUARY 29, 2020

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Paul Brennan	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen New Jersey Quality Municipal Income Fund
By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: May 7, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: May 7, 2020

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)
Date: May 7, 2020